THE CARLYLE GROUP REPORTS SECOND QUARTER 2020 FINANCIAL RESULTS JULY 30, 2020

R-8 G-51 R-0 B-94 G-74 08335E The Carlyle Group Reports Second B-13 6 R-9 R-11 G-102 Quarter 2020 Financial Results 8 B-112 G-92 096670 B-15 WASHINGTON, DC – JULY 30, 2020 – Global investment firm The Carlyle Group 0 R-23 R-88 G-234 Inc. (NASDAQ: CG) today reported its unaudited results for the second quarter G-15 B-234 ended June 30, 2020. 9 EAEAEA B-16 5 R-208 Dividend R-13 G-232 The Board of Directors has declared a quarterly dividend of $0.25 per common 6 B-247 share to holders of record at the close of business on August 11, 2020, payable “Carlyle delivered strong second G-18 D0E8F7 0 on August 18, 2020. quarter financial results for our R-14B-83 R-97 0 G-161 Conference Call stakeholders, driven by significant G-14 B-224 Carlyle will host a conference call at 8:30 a.m. EDT on Thursday, July 30, 2020, fund appreciation and solid 1 61A1E0 B-15Old to discuss its second quarter 2020 financial results. The call will be webcast live on R-122 R-237 Carlyle's investor relations website at www.carlyle.com and a replay will be Distributable Earnings. Our outlook Colors0 G-217 available on our website shortly after the call. G-16 B-157 remains appropriately prudent given 9 EDD99D an uncertain economic backdrop, B-22 About The Carlyle Group R-162 R-147 though we continue to be active and 3 G-195 The Carlyle Group (NASDAQ: CG) is a global investment firm with deep industry G-14 B-197 expertise that deploys private capital across four business segments: Corporate well positioned to find attractive 3 93C3C5 Private Equity, Real Assets, Global Credit and Investment Solutions. With B-18 investment opportunities around the R-147 $221 billion of assets under management as of June 30, 2020, Carlyle’s 7 R-65 purpose is to invest wisely and create value on behalf of its investors, portfolio G-64 world.” G-19 B-66 companies and the communities in which we live and invest. The Carlyle Group 5 414042 employs more than 1,800 people in 31 offices across six continents. Further - Carlyle Co-CEO Kewsong Lee B-19 R-187 information is available at www.carlyle.com. Follow The Carlyle Group on 5 R-88 Twitter @OneCarlyle. G-21 G-89 1 B-91 B-15 58595B R-223 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 R-220 G-221 B-222 2 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E The Carlyle Group Reports FourthSecond Quarter Quarter and B-13 6 R-9 R-11 G-102 2020Ful lFinancial Year 201 Results9 Financial Results 8 B-112 G-92 096670 B-15 Impact of Fortitude Transaction on U.S. GAAP Results 0 R-23 R-88 G-234 On June 2, 2020, a Carlyle-affiliated investment fund purchased additional interests in Fortitude Group Holdings LLC (“Fortitude”) from AIG. At closing, Carlyle G-15 B-234 contributed its existing 19.9% investment in Fortitude into the fund. We now account for our investment based on the net asset value of our limited partnership 9 EAEAEA interest in the fund rather than as a direct interest in Fortitude. Our investment at net asset value is carried at 10% above our cost as of June 30, 2020, whereas B-16 previously our investment reflected our proportionate share of Fortitude's U.S. GAAP results, inclusive of unrealized gains (losses) resulting from changes in the 5 R-208 fair value of embedded derivatives related to certain reinsurance contracts. This resulted in a significant reduction to the U.S. GAAP carrying value relative to R-13 G-232 the carrying value as of March 31, 2020 and accordingly, our U.S. GAAP results for Q2 2020 include a loss in principal investment income (loss) of $(621) million. 6 B-247 This loss is the reversal of amounts previously only recognized for U.S. GAAP and therefore had no impact on Fee Related Earnings or Distributable Earnings. G-18 D0E8F7 0 R-14B-83 R-97 Forward Looking Statements 0 G-161 This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities G-14 B-224 Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our 1 61A1E0 financial results, our liquidity and capital resources, contingencies, our dividend policy, our expectations regarding the impact of COVID-19, and other non- B-15Old R-122 R-237 historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” Colors0 G-217 “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other G-16 B-157 comparable words. Such forward-looking statements are subject to various risks, uncertainties and assumptions. Accordingly, there are or will be important 9 EDD99D factors that could cause actual outcomes or results to differ materially from those indicated in these statements including, but not limited to, those described B-22 under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on February 12, 2020 and R-162 3 R-147 in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed with the SEC on April 30, 2020, as such factors may be updated from time to G-14 G-195 time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and B-197 3 should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation 93C3C5 B-18 to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by R-147 R-65 applicable law. 7 G-64 G-19 5 B-66 This release does not constitute an offer for any Carlyle fund. 414042 B-19 R-187 5 R-88 G-21 G-89 1 B-91 B-15 58595B Contacts R-223 0 R-167 Investor Relations Media G-22 G-169 1 B-171 Daniel Harris Leigh Farris OR Brittany Berliner B-23 A7A9AB Phone: +1 (212) 813-4527 Phone: +1 (212) 813-4815 Phone: +1 (212) 813-4839 2 R-220 daniel.harris@carlyle.com leigh.farris@carlyle.com brittany.berliner@carlyle.com G-221 B-222 3 DCDDDE

R-0 R-8 G-74 G-51 B-13 B-94 6 R-9 R-11 G-10 8 2 G-92 B-11 B-15 R-232 0 4 R-88 G- G-15 234 9 B-23 B-16 R-20 4 5 8 R-13 G-23 6 2 G-18 B-24 0 R-977 R-14B-83 G-16 0 1 G-14 B-22 1 R-234 OldB-15 R-12 7 Color2 0 G-21 s G-16 7 9 B-15 R-14 B-22 7 Second Quarter 2020 Earnings R-16 7 2 G-19 3 5 G-14 B-19 3 7 B-18 R-147 R-65 7 G-64 G-19 B-66 5 B-19 R-187 R-88 5 G-89 G-21 B-91 1 R-16 B-15 7 R-223 G-16 0 9 G-22 B-17 1 R-22 1 B-23 0 2 G-22 1 B-22 2 4

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Carlyle Second Quarter 2020 U.S. GAAP Results 8 B-112 G-92 096670 B-15 • Net income (loss) attributable to The Carlyle Group Inc. common stockholders in Q2 2020 was $145.9 0 R-23 R-88 G-234 million G-15 B-234 (Dollars in millions, except per share amounts) 2Q'19 2Q'20 YTD 2Q'19 YTD 2Q'20 9 EAEAEA B-16 REVENUES 5 R-208 Fund management fees $ 390.9 $ 371.8 $ 744.3 $ 727.7 R-13 G-232 Incentive fees 8.8 9.0 16.9 17.9 6 B-247 Investment income (loss), including performance allocations 589.6 679.2 1,240.5 (511.7) G-18 D0E8F7 Revenue from consolidated entities 45.8 55.2 98.2 108.2 0 All other revenues 26.0 15.8 48.2 43.2 R-14B-83 R-97 Total Revenues 1,061.1 1,131.0 2,148.1 385.3 0 G-161 EXPENSES G-14 B-224 Cash-based compensation and benefits 221.4 212.5 431.9 416.8 1 61A1E0 Equity-based compensation 35.2 30.5 71.2 59.6 B-15 R-12Old Performance allocations and incentive fee related compensation 113.6 535.6 299.0 93.1 Colors2 R-237 General, administrative and other expenses 110.7 80.2 223.2 149.8 0 G-217 Expenses from consolidated entities 27.5 39.3 65.6 84.9 G-16 B-157 Interest and other non-operating expenses (income) 19.9 26.4 39.9 50.5 9 EDD99D Total Expenses 528.3 924.5 1,130.8 854.7 B-22 R-162 R-147 Net investment gains (losses) of consolidated funds 9.2 50.3 (5.0) (62.8) 3 G-195 Income (loss) before provision for income taxes 1 542.0 256.8 1,012.3 (532.2) G-14 B-197 Provision (benefit) for income taxes 15.5 52.3 39.5 (27.7) 3 93C3C5 Net income (loss) 526.5 204.5 972.8 (504.5) B-18 R-147 Net income (loss) attributable to non-controlling interests in consolidated entities 39.8 58.6 35.3 (38.4) 7 R-65 Net income (loss) attributable to Carlyle Holdings 486.7 145.9 937.5 (466.1) G-64 G-19 Net income (loss) attributable to non-controlling interests in Carlyle Holdings 332.6 — 640.5 — 5 B-66 Net income (loss) attributable to The Carlyle Group Inc. 154.1 145.9 297.0 (466.1) 414042 B-19 Net income attributable to Series A Preferred Unitholders 5.9 — 11.8 — R-187 Net income (loss) attributable to The Carlyle Group Inc. Common Stockholders $ 148.2 $ 145.9 $ 285.2 $ (466.1) 5 R-88 G-21 Net income (loss) attributable to The Carlyle Group Inc. per common share G-89 1 B-91 Basic $ 1.34 $ 0.42 $ 2.60 $ (1.34) B-15 58595B Diluted $ 1.23 $ 0.41 $ 2.41 $ (1.34) R-223 Income (loss) before provision for taxes margin 2 51.1% 22.7% 47.1% (138.1) % 0 R-167 G-22 G-169 • Our U.S. GAAP results for Q2 2020 include a loss in principal investment income (loss) of $(621) million related to the closing of the transaction in which a Carlyle-affiliated investment fund purchased additional interests in Fortitude from AIG. The loss is driven by the contribution of our existing 19.9% investment in Fortitude into the fund, and the subsequent accounting for our investment based on the net asset value of 1 B-171 our limited partnership interest in the fund rather than a direct interest in Fortitude. This loss is more than offset by additional accrued performance allocations of $1,192 million recognized as a result of the B-23 A7A9AB appreciation in our funds during the quarter. 2 R-220 On January 1, 2020, The Carlyle Group L.P. (the "Partnership") completed its conversion from a Delaware limited partnership to a Delaware corporation, The Carlyle Group Inc. Information reported for periods prior G-221 to the Conversion on January 1, 2020 reflect the results of the Partnership. References to The Carlyle Group Inc., our common stock and our dividends in periods prior to the Conversion refer to The Carlyle Group L.P., its common units and distributions. For periods subsequent to Conversion, Net income (loss) attributable to Carlyle Holdings refers to the Net income (loss) of The Carlyle Group Inc. and its consolidated subsidiaries, B-222 net of non-controlling interests in consolidated entities. LTM results for the provision (benefit) for income taxes and net income (loss) attributable to Carlyle Holdings are not meaningful due to the change in our 5 DCDDDE structure in connection with the Conversion. See Notes at end of document.

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Carlyle Second Quarter 2020 Highlights 8 B-112 G-92 096670 B-15 0 R-23 R-88 G-234 • Distributable Earnings (“DE”) of $198 million for Q2 2020 on a pre-tax basis, or $0.53 per common G-15 B-234 9 EAEAEA share on a post-tax basis. DE of $373 million, or $1.01 per common share for the YTD B-16 5 R-208 Financial • Fee Related Earnings ("FRE") of $127 million for Q2 2020 and $256 million for the YTD R-13 G-232 6 B-247 Measures & • Realized Net Performance Revenues of $71 million for Q2 2020 and $119 million for the YTD G-18 D0E8F7 0 Dividend • Net Accrued Performance Revenues of $1.8 billion, up 4% YTD R-14B-83 R-97 0 G-161 • Declared a quarterly dividend of $0.25 per common share, payable to stockholders of record as of G-14 B-224 August 11, 2020 1 61A1E0 B-15Old R-122 R-237 Colors0 G-217 G-16 B-157 • Total Assets Under Management: $221 billion, down (1)% YTD 9 EDD99D B-22 Assets Under R-162 R-147 • Fee-earning Assets Under Management: $162 billion, up 1% YTD 3 G-195 Management G-14 B-197 • Available Capital for investment: $73 billion 3 93C3C5 B-18 R-147 R-65 7 G-64 G-19 B-66 • Fundraising: $4.8 billion in Q2 2020 and $12.4 billion YTD 5 414042 B-19 R-187 • Invested Capital (carry funds): $2.9 billion in Q2 2020 and $5.9 billion YTD 5 R-88 Key Metrics G-21 G-89 • Realized Proceeds (carry funds): $5.7 billion in Q2 2020 and $10.2 billion YTD 1 B-91 B-15 58595B • Carry Fund Appreciation/(Depreciation): 5% in Q2 2020 and (3)% YTD R-223 0 R-167 G-22 G-169 1 B-171 • On June 2, 2020, Carlyle and our partners completed the acquisition of an incremental 77% of B-23 A7A9AB 2 Fortitude Fortitude Group Holdings, bringing our combined ownership to 97%. Carlyle's balance sheet R-220 G-221 interest remains at 19.9%. B-222 6 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Carlyle Second Quarter 2020 Total Segment Operating Results 8 B-112 G-92 096670 (Dollars in millions, except per share amounts) 2Q'19 2Q'20 YTD 2Q'19 YTD 2Q'20 B-15 0 R-23 R-88 SEGMENT REVENUES G-234 G-15 B-234 Fund management fees $ 414.5 $ 386.4 $ 796.1 $ 767.9 9 EAEAEA Transaction and portfolio advisory fees, net and other 14.9 18.3 24.9 25.1 B-16 Total segment fee revenues 429.4 404.7 821.0 793.0 5 R-13 R-208 Realized performance revenues 41.9 152.2 91.1 323.8 G-232 6 Realized principal investment income3 73.9 22.1 78.0 38.0 B-247 G-18 D0E8F7 Interest income 5.5 3.2 11.5 8.5 0 Total Segment Revenues $ 550.7 $ 582.2 $ 1,001.6 $ 1,163.3 R-14B-83 R-97 SEGMENT EXPENSES 0 G-161 Compensation and benefits G-14 B-224 Cash-based compensation and benefits $ 207.1 $ 210.1 $ 409.4 $ 413.9 1 61A1E0 B-15 Realized performance revenues related compensation 21.1 81.3 63.3 204.7 Old R-122 R-237 Total compensation and benefits4 228.2 291.4 472.7 618.6 Colors0 G-217 General, administrative and other expenses 80.0 58.1 155.7 106.4 G-16 B-157 Depreciation and amortization expense 9.6 9.2 19.9 16.6 9 EDD99D B-22 Interest expense 19.5 25.1 39.1 48.3 R-162 R-147 Total Segment Expenses $ 337.3 $ 383.8 $ 687.4 $ 789.9 3 G-195 G-14 B-197 Total Segment Revenues $ 550.7 $ 582.2 $ 1,001.6 $ 1,163.3 3 B-18 93C3C5 Total Segment Expenses 337.3 383.8 687.4 789.9 R-147 (=) Distributable Earnings $ 213.4 $ 198.4 $ 314.2 $ 373.4 R-65 7 G-64 (-) Realized Net Performance Revenues 20.8 70.9 27.8 119.1 G-19 B-66 (-) Realized Principal Investment Income 73.9 22.1 78.0 38.0 5 B-19 414042 (+) Net Interest 14.0 21.9 27.6 39.8 R-187 (=) Fee Related Earnings $ 132.7 $ 127.3 $ 236.0 $ 256.1 5 R-88 G-21 G-89 1 1 B-91 After-tax Distributable Earnings, per common share $ 0.57 $ 0.53 $ 0.82 $ 1.01 2 B-15 Dividend per common share $ 0.43 $ 0.25 $ 0.62 $ 0.50 58595B R-223 (1) A reconciliation of Distributable Earnings to After-tax Distributable Earnings per common share is provided on page 29. 0 R-167 (2) Our dividend policy as a Corporation is to pay dividends in an initial amount of $0.25 per share of common stock ($1.00 annually), beginning with the 4Q'19 dividend paid to stockholders in G-22 G-169 February 2020. See Notes at the end of the document for our Dividend Policy. 1 B-171 (3) Realized principal investment income in 2Q'19 and YTD 2Q'19 includes $72 million of gain upon the final resolution of French tax litigation concerning a European Real Estate fund, reversing in part a B-23 A7A9AB loss that was recognized in 2015. 2 (4) Total Segment compensation and benefits exclude equity-based compensation, detailed below and as shown on page 30. These amounts include equity-based compensation reflected in (i) R-220 principal investment income and (ii) general, administration and other expense in our U.S. GAAP statement of operations, and excludes amounts related to shares issued in conjunction with a previous acquisition. G-221 B-222 Equity-based compensation $ 38.3 $ 34.6 $ 77.7 $ 66.3 7 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Distributable Earnings 8 B-112 G-92 096670 B-15 0 R-23 • Distributable Earnings were $198 million in Q2 2020 and $373 million YTD R-88 G-234 G-15 B-234 – Fee Related Earnings accounted for 64% of Distributable Earnings in the quarter and 69% for the YTD period 9 EAEAEA B-16 5 R-208 • Realized Net Performance Revenues were $71 million in Q2 2020 and $119 million YTD R-13 G-232 6 B-247 – Corporate Private Equity and Real Assets contributed 43% and 40% of Realized Net Performance Revenue, G-18 D0E8F7 0 respectively for the YTD period R-14B-83 R-97 0 G-161 • Realized Principal Investment Income was $22 million in Q2 2020 and $38 million YTD G-14 B-224 1 61A1E0 B-15Old R-122 R-237 Colors0 G-217 G-16 B-157 9 EDD99D B-22 R-162 R-147 3 G-195 G-14 B-197 3 93C3C5 B-18 R-147 R-65 7 G-64 G-19 B-66 5 414042 B-19 R-187 5 R-88 G-21 G-89 1 B-91 B-15 58595B R-223 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 R-220 G-221 B-222 8 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Fee Related Earnings 8 B-112 G-92 096670 • Fee Related Earnings were $127 million in Q2 2020, down from $133 million in Q2 2019, with the decrease driven by lower catch-up B-15 0 R-23 management fees, and partially offset by higher transaction fees and lower general & administrative expenses. YTD Fee Related Earnings of R-88 G-234 $256 million were 9% higher compared to $236 million in the prior YTD period G-15 B-234 9 EAEAEA • Management Fees were $386 million in Q2 2020, down 7% from $415 million in Q2 2019, and included catch-up management fees of $2 B-16 5 R-208 million in Q2 2020 compared to $28 million in Q2 2019. This quarter's management fees were negatively affected by the net deferral of $4 R-13 G-232 million of subordinated fees in our structured credit business. YTD management fees of $768 million were down from $796 million in the 6 B-247 prior YTD period. Transaction fees of $14 million in Q2 2020 were driven by the closing of our recent Fortitude transaction and increased G-18 D0E8F7 0 from $10 million in Q2 2019 R-14B-83 R-97 • Cash-based compensation & benefits were $210 million in Q2 2020, a 1% increase from $207 million in Q2 2019. YTD cash-based 0 G-161 G-14 B-224 compensation & benefits of $414 million were also 1% higher compared to the prior YTD period 1 61A1E0 B-15Old • General & administrative expenses were $58 million in Q2 2020, a decline of 27% from Q2 2019 reflecting lower travel and other general & R-122 R-237 administrative expenditures, as well as $8 million in expense recoveries related to the Fortitude transaction Colors0 G-217 G-16 B-157 • FRE margin was 31% in Q2 2020 and 32% YTD 9 EDD99D B-22 R-162 R-147 3 G-195 G-14 B-197 3 93C3C5 B-18 R-147 R-65 7 G-64 G-19 B-66 5 414042 B-19 R-187 5 R-88 G-21 G-89 1 B-91 B-15 58595B R-223 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 FRE R-220 1 31% 27% 26% 33% 31% 25% 28% 32% G-221 Margin B-222 9 DCDDDE See Notes at end of document.

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Performance Revenues 8 B-112 G-92 096670 1 B-15 • Net Accrued Performance Revenues were $1.8 billion as of Q2 2020, up 49% from $1.2 billion last quarter due largely to 0 R-23 R-88 G-234 strong appreciation in our sixth U.S. Buyout fund, and up 4% YTD G-15 B-234 9 EAEAEA • Realized Net Performance Revenues were $71 million in Q2 2020 and $119 million YTD B-16 5 R-208 R-13 G-232 – Q2 2020 Realized Net Performance Revenues were primarily driven by exit activity in our U.S. Real Estate and 6 B-247 European Technology funds G-18 D0E8F7 0 R-14B-83 R-97 0 G-161 G-14 B-224 $1,783 1 61A1E0 $1,720 B-15Old R-122 R-237 Colors0 G-217 G-16 B-157 9 EDD99D B-22 R-162 R-147 3 G-195 G-14 B-197 Corporate 3 93C3C5 B-18 Real Private R-147 7 R-65 Assets Equity G-64 $119mm G-19 B-66 5 414042 B-19 R-187 5 R-88 G-21 G-89 1 B-91 B-15 58595B R-223 0 R-167 Investment G-22 G-169 Solutions 1 B-171 2 Global B-23 A7A9AB Credit 2 R-220 G-221 B-222 See Notes at end of document. 10 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Total Assets Under Management 8 B-112 G-92 096670 B-15 1 0 R-23 • Total Assets Under Management of $221 billion at June 30, 2020 increased 2% from the prior quarter R-88 G-234 G-15 B-234 and decreased (1)% YTD 9 EAEAEA 2 B-16 • Available Capital of $73 billion at June 30, 2020 decreased from $74 billion in the prior quarter 5 R-208 R-13 G-232 6 B-247 G-18 D0E8F7 0 R-14B-83 R-97 0 G-161 3 G-14 B-224 YTD 1 61A1E0 Change B-15Old R-122 R-237 (1)% Colors0 G-217 G-16 B-157 Credit & Other $47 $221 9 (Non-Carry Fund) EDD99D 4% B-22 R-162 R-147 $50 3 G-195 G-14 B-197 3 1% B-18 93C3C5 R-14 $40 7 R-65 $221bn 7 G-64 G-19 (7)% Investment 5 B-66 $84 414042 Solutions B-19 Carry R-187 5 Funds R-88 G-21 G-89 Traditional 1 B-91 (2)% Carry Funds B-15 58595B R-223 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB n Fair Value n Available Capital 2 R-220 G-221 B-222 See Notes at end of document. 11 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Fair Value of Investments 8 B-112 G-92 096670 • Fair Value of Investments4 of $148 billion at June 30, 2020 increased 3% from $143 billion in the prior quarter, and is down (5)% B-15 0 R-23 YTD R-88 G-234 G-15 B-234 • Fair value in traditional carry funds of $81 billion increased 6% from 1Q 2020 and is down (7)% YTD. The in-carry ratio of 40% 9 EAEAEA increased from 36% in Q1 2020, largely due to our Credit Opportunities fund moving back into a carry position B-16 5 R-208 R-13 G-232 • Fair value of our public portfolio increased to 14% of the traditional carry fund value from 8% in Q1 2020 due to an IPO in our U.S. 6 B-247 Buyout funds and appreciation in the value our previous public portfolio G-18 D0E8F7 0 R-14B-83 R-97 0 3 G-161 Traditional Carry Funds G-14 B-224 1 61A1E0 B-15Old 5 R-122 R-237 In-Carry Ratio Colors0 G-217 G-16 B-157 9 EDD99D 40% B-22 R-162 R-147 Natural 3 Resources G-14 G-195 Corporate B-197 3 Private 93C3C5 B-18 Equity Publicly Traded R-147 R-65 7 G-64 $81bn 14% G-19 B-66 5 414042 B-19 R-187 5 R-88 G-21 G-89 Real 1 B-91 Estate Aged 4+ Years6 B-15 58595B R-223 0 Legacy R-167 G-22 Global Energy G-169 28% 1 Credit B-171 B-23 A7A9AB 2 R-220 G-221 B-222 See Notes at end of document. Totals may not sum due to rounding. 12 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Fee-earning Assets Under Management 8 B-112 G-92 096670 • Fee-earning Assets Under Management7 of $162 billion increased 3% from the prior quarter and 1% YTD, with growth in B-15 0 R-23 Global Credit (10% YTD) and Investment Solutions (12% YTD) partially offset by runoff in Corporate Private Equity and R-88 G-234 G-15 B-234 Real Assets 9 EAEAEA B-16 8 • Pending Fee-earning AUM was $8.5 billion as of June 30, 2020, down from $12.5 billion in the prior quarter as our latest 5 R-208 R-13 G-232 Secondaries (Investment Solutions) and Aviation (Global Credit) funds activated fees during Q2 2020 6 B-247 G-18 D0E8F7 0 3 R-14B-83 R-97 0 G-161 YTD G-14 B-224 1 61A1E0 Change Credit B-15Old R-122 (Non-Carry Colors R-237 1% 0 G-217 Fund) G-16 B-157 9 EDD99D 12% B-22 R-162 R-147 3 G-195 G-14 B-197 3 10% B-18 93C3C5 Investment R-14 Solutions $162bn 7 R-65 7 G-64 Carry Funds G-19 B-66 (5)% 5 414042 B-19 R-187 5 R-88 G-21 G-89 1 B-91 (7)% B-15 58595B Traditional R-223 Carry Funds 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 R-220 G-221 B-222 See Notes at end of document. Totals may not sum due to rounding. 13 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Key Metrics Activity 8 B-112 G-92 096670 B-15 • Fundraising was $4.8 billion in Q2 2020 driven by activity in Investment Solutions and Global Credit, and $12.4 billion 0 R-23 R-88 G-234 YTD G-15 B-234 9 EAEAEA • Invested Capital in carry funds was $2.9 billion in Q2 2020 and $5.9 billion YTD, with a higher relative level of activity in B-16 5 R-208 Investment Solutions and Real Assets on a YTD basis R-13 G-232 6 B-247 • Realized Proceeds in carry funds was $5.7 billion in Q2 2020 driven by exit activity in Corporate Private Equity, and $10.2 G-18 D0E8F7 0 billion YTD R-14B-83 R-97 0 G-161 G-14 B-224 Invested Capital Realized Proceeds 1 61A1E0 Fundraising B-15Old Carry Funds Carry Funds R-122 R-237 Colors0 G-217 G-16 YTD LTM YTD LTM YTD LTM B-157 ($bn) 2Q'20 2Q'20 2Q'20 9 EDD99D 2Q'20 2Q'20 2Q'20 2Q'20 2Q'20 2Q'20 B-22 R-162 R-147 3 G-195 Total $4.8 $12.4 $21.3 $2.9 $5.9 $16.4 $5.7 $10.2 $21.0 G-14 B-197 3 93C3C5 B-18 Corporate Private Equity $— $0.5 $3.8 $0.5 $1.3 $4.2 $2.6 $4.7 $7.1 R-147 R-65 7 G-19 G-64 Real Assets1 $0.5 $1.7 $2.7 $0.8 $1.6 $5.1 $1.1 $1.7 $5.3 B-66 5 414042 B-19 R-187 Real Estate $0.2 $0.7 $1.1 $0.5 $0.7 $1.9 $0.8 $1.3 $3.4 5 R-88 G-21 G-89 Natural Resources $0.3 $0.9 $1.6 $0.3 $0.8 $3.1 $0.1 $0.1 $1.2 1 B-91 B-15 58595B R-223 Global Credit $2.9 $4.5 $7.7 $0.5 $1.3 $2.7 $0.4 $0.7 $2.0 0 R-167 G-22 G-169 Investment Solutions $1.4 $5.8 $7.1 $1.0 $1.7 $4.5 $1.5 $3.0 $6.6 1 B-171 B-23 A7A9AB 2 R-220 G-221 B-222 See Notes at end of document. Totals may not sum due to rounding. 14 DCDDDE

R-0 R-8 G-74 G-51 B-13 B-94 6 R-9 R-11 G-10 8 2 G-92 B-11 B-15 R-232 0 4 R-88 G- G-15 234 9 B-23 B-16 R-20 4 5 8 R-13 G-23 6 2 G-18 B-24 0 R-977 R-14B-83 G-16 0 1 G-14 B-22 1 R-234 OldB-15 R-12 7 Color2 0 G-21 s G-16 7 9 B-15 R-14 B-22 7 Segment Highlights R-16 7 2 G-19 3 5 G-14 B-19 3 7 B-18 R-147 R-65 7 G-64 G-19 B-66 5 B-19 R-187 R-88 5 G-89 G-21 B-91 1 R-16 B-15 7 R-223 G-16 0 9 G-22 B-17 1 R-22 1 B-23 0 2 G-22 1 B-22 2 15

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Corporate Private Equity 8 B-112 G-92 096670 • Fee Related Earnings of $69 million in Q2 2020 were up from $62 million in Q2 2019, primarily B-15 0 R-23 driven by lower G&A expenses in the current quarter. Fee Related Earnings of $146 million YTD Other R-88 G-234 increased 21% compared to $121 million in the prior YTD period Buyout US G-15 B-234 Buyout 9 EAEAEA • Total AUM of $84.3 billion is down (2)% since the beginning of the year, as realizations B-16 exceeded new fundraising and fund appreciation YTD $84bn 5 R-208 R-13 G-232 • Invested Capital of $0.5 billion in Q2 2020 and $1.3 billion YTD. Notable Q2 2020 investments Total 6 AUM G-18 B-247 included Unison (CP VII), and we have announced or signed an additional $1.3 billion of new D0E8F7 Europe 0 transactions expected to close in the coming quarters B-83 Buyout R-14 R-97 0 G-161 • Realized Proceeds of $2.6 billion in Q2 2020 and $4.7 billion YTD. Realized Net Performance G-14 B-224 Revenues of $22 million in Q2 2020 were driven by exit activity in our third European Asia 1 61A1E0 B-15 Technology fund (CETP III) Buyout R-12Old Colors2 R-237 • Carry Funds appreciated 13% in Q2 2020 and 3% YTD 0 G-217 G-16 B-157 9 EDD99D B-22 R-16 (Dollars in millions) 2Q'19 2Q'20 YTD 2Q'19 YTD 2Q'20 2 R-147 3 G-195 Fund management fees $ 190.3 $ 187.7 $ 380.3 $ 376.2 G-14 B-197 Transaction and portfolio advisory fees, net and other 11.0 2.8 14.8 6.7 3 B-18 93C3C5 Fee Revenues $ 201.3 $ 190.5 $ 395.1 $ 382.9 R-147 R-65 Cash-based compensation and benefits 101.1 94.8 197.8 189.0 7 G-64 General, administration and other indirect expenses 33.3 22.7 67.4 40.2 G-19 5 B-66 Depreciation and amortization expense 4.5 4.4 9.4 7.8 414042 B-19 Operating Expenses $ 138.9 $ 121.9 $ 274.6 $ 237.0 R-187 5 R-88 (=) Fee Related Earnings $ 62.4 $ 68.6 $ 120.5 $ 145.9 G-21 G-89 1 (+) Realized Performance Revenues 11.2 40.5 34.6 94.1 B-91 B-15 58595B (-) Realized Performance Revenues Related Compensation 5.4 18.2 15.8 42.5 R-223 Realized Net Performance Revenues 5.8 22.3 18.8 51.6 0 R-167 G-22 (+) Realized Principal Investment Income (Loss) 1.0 14.8 (1.3) 24.4 G-169 1 B-171 (-) Net Interest 6.7 9.9 13.4 18.7 B-23 A7A9AB (=) Distributable Earnings $ 62.5 $ 95.8 $ 124.6 $ 203.2 2 R-220 G-221 B-222 16 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Real Assets 8 B-112 G-92 096670 • Fee Related Earnings of $23 million in Q2 2020 were down from $54 million in Q2 2019 primarily driven by B-15 negligible catch-up management fees in Q2 2020 compared to $26 million in Q2 2019. Fee Related 0 R-23 R-88 G-234 Earnings of $47 million YTD compared to $80 million in the prior YTD period Real G-15 B-234 • Total AUM of $40.2 billion declined (7)% YTD, driven by a decrease in fair value across the energy portfolio Estate 9 EAEAEA and $1.7 billion of realized proceeds, partially offset by $1.7 billion of fundraising B-16 $40bn 5 R-208 • Fundraising of $0.5 billion in Q2 2020 included closings for our Core Plus real estate fund (CPI) and our R-13 G-232 Total 6 B-247 Renewable Energy fund (CRSEF) AUM G-18 D0E8F7 • Invested Capital of $0.8 billion in Q2 2020 and $1.6 billion YTD. Q2 2020 investment activity was comprised 0 R-14B-83 R-97 largely of follow-on investment activity across the real estate and natural resources platforms Natural 0 G-161 • Realized Proceeds of $1.1 billion in Q2 2020 and $1.7 billion YTD. Realized Net Performance Revenues of Resources G-14 B-224 $42 million in Q2 2020 were largely driven by exit activity in our U.S. Real Estate funds Legacy 1 61A1E0 Energy B-15Old • Carry Funds appreciated 3% in Q2 2020 and depreciated (10)% YTD. Our Real Estate funds appreciated R-12 Colors2 R-237 2% in Q2 2020 and 1% YTD, while our Natural Resources funds appreciated 3% in Q2 2020 but depreciated 0 G-217 G-16 B-157 (19)% YTD 9 EDD99D B-22 R-162 R-147 3 (Dollars in millions) 2Q'19 2Q'20 YTD 2Q'19 YTD 2Q'20 G-195 G-14 B-197 Fund management fees $ 105.8 $ 74.8 $ 183.2 $ 155.0 3 93C3C5 Transaction and portfolio advisory fees, net and other 0.5 0.3 3.8 0.6 B-18 R-147 Fee Revenues $ 106.3 $ 75.1 $ 187.0 $ 155.6 R-65 7 G-64 Cash-based compensation and benefits 34.0 35.8 69.8 71.3 G-19 B-66 General, administration and other indirect expenses 17.0 14.9 33.8 34.6 5 414042 B-19 Depreciation and amortization expense 1.8 1.7 3.7 3.1 R-187 Operating Expenses $ 52.8 $ 52.4 $ 107.3 $ 109.0 5 R-88 G-21 G-89 1 (=) Fee Related Earnings $ 53.5 $ 22.7 $ 79.7 $ 46.6 B-91 B-15 58595B (+) Realized Performance Revenues 24.6 75.5 29.5 87.1 R-223 (-) Realized Performance Revenues Related Compensation 11.2 33.6 23.2 39.0 0 R-167 G-22 Realized Net Performance Revenues 13.4 41.9 6.3 48.1 G-169 1 B-171 (+) Realized Principal Investment Income (Loss) 70.1 1.5 71.7 2.1 B-23 A7A9AB (-) Net Interest 2.4 5.4 5.0 8.7 2 (=) Distributable Earnings $ 134.6 $ 60.7 $ 152.7 $ 88.1 R-220 G-221 B-222 17 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Global Credit 8 B-112 G-92 096670 • Fee Related Earnings of $24 million in Q2 2020 increased from $11 million in Q2 2019, primarily driven by Direct B-15 Other higher transaction fees and lower general & administrative expenses (expense recovery), both related to the Lending 0 R-23 Aviation R-88 G-234 closing of our recent Fortitude transaction. Management fees of $78 million in Q2 2020 declined (1)% G-15 B-234 compared to Q2 2019, and were negatively impacted by the net deferral of $4 million in subordinated 9 EAEAEA management fees in certain CLO vehicles ($8 million cumulative deferral). Fee Related Earnings of $43 million B-16 5 R-208 YTD were 88% higher compared to $23 million in the prior YTD period R-13 $50bn Credit G-232 • Total AUM of $50.0 billion increased 1% YTD, driven by net growth in Structured Credit and inflows related to 6 Total Carry G-18 B-247 our recent Fortitude transaction D0E8F7 AUM Funds 0 • Fundraising of $2.9 billion in Q2 2020 included capital raised for our recent Fortitude transaction as well as R-14B-83 R-97 the issuance of one new European CLO. In addition, we launched a new U.S. CLO early in Q3 2020. 0 G-161 G-14 B-224 • Invested Capital from traditional carry funds was $0.5 billion in Q2 2020 and $1.3 billion YTD. In addition, we CLOs 1 61A1E0 have issued $1.0 billion of new CLOs in our Structured Credit funds and originated $1.1 billion in our Direct B-15Old R-122 R-237 Lending business, on a YTD basis Colors0 G-217 • Carry funds appreciated 8% in the quarter and depreciated (13)% YTD, with Q2 2020 performance driven by G-16 B-157 strong appreciation in our credit opportunities and structured credit carry funds. 9 EDD99D B-22 R-162 R-147 3 G-195 (Dollars in millions) 2Q'19 2Q'20 YTD 2Q'19 YTD 2Q'20 G-14 3 B-197 Fund management fees $ 79.2 $ 78.3 $ 154.0 $ 151.3 93C3C5 B-18 Transaction and portfolio advisory fees, net and other 3.4 15.2 6.3 17.8 R-147 R-65 Fee Revenues $ 82.6 $ 93.5 $ 160.3 $ 169.1 7 G-64 G-19 Cash-based compensation and benefits 49.5 54.5 96.1 103.6 5 B-66 General, administration and other indirect expenses 20.5 13.1 37.0 18.7 414042 B-19 Depreciation and amortization expense 2.0 1.8 4.1 3.4 R-187 5 Operating Expenses $ 72.0 $ 69.4 $ 137.2 $ 125.7 R-88 G-21 G-89 1 B-91 (=) Fee Related Earnings $ 10.6 $ 24.1 $ 23.1 $ 43.4 B-15 58595B (+) Realized Performance Revenues 0.1 5.5 0.1 26.5 R-223 0 R-167 (-) Realized Performance Revenues Related Compensation — 2.5 — 12.2 G-22 G-169 Realized Net Performance Revenues 0.1 3.0 0.1 14.3 1 B-171 (+) Realized Principal Investment Income (Loss) 1.4 5.3 6.0 10.4 B-23 A7A9AB (-) Net Interest 3.3 4.3 6.2 8.2 2 R-220 (=) Distributable Earnings $ 8.8 $ 28.1 $ 23.0 $ 59.9 G-221 B-222 18 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Investment Solutions 8 B-112 G-92 096670 • Fee Related Earnings of $12 million in Q2 2020 were up from $6 million in Q2 2019 primarily driven by B-15 AlpInvest - activating management fees on AlpInvest's latest secondaries program. Fee Related Earnings of $20 million AlpInvest - 0 R-23 R-88 Primary Secondary G-234 YTD were 59% higher compared to $13 million in the prior YTD period G-15 & Other1 B-234 • Total AUM of $46.9 billion increased 4% YTD with fundraising of $5.8 billion partially offset by $3.0 billion of 9 EAEAEA B-16 realized proceeds 5 $47bn R-13 R-208 • Fundraising of $1.4 billion in Q2 2020 was driven by closings for AlpInvest's latest vintage secondaries G-232 Total 6 program B-247 AUM G-18 D0E8F7 • Invested Capital of $1.0 billion in Q2 2020 and $1.7 billion YTD MRE 0 R-14B-83 R-97 • Realized Proceeds of $1.5 billion in Q2 2020 and $3.0 billion YTD. Realized Net Performance Revenues of 0 G-161 $4 million in Q2 2020 were higher than recent quarters, but remain muted as funds in which Carlyle has G-14 B-224 significant performance revenue ownership continue to mature AlpInvest - 1 61A1E0 Co-Investments B-15Old • Net Accrued Performance Revenues totaled $84 million as of Q2 2020, compared to $101 million at the R-122 R-237 Colors0 beginning of the year. Investment Solutions carry funds depreciated (6)% for the quarter and (4)% YTD. The G-217 G-16 B-157 depreciation in Q2 2020 is largely due to the standard one quarter lag in portfolio valuation for primary and 9 EDD99D secondary programs in this segment. B-22 R-162 R-147 3 G-14 G-195 (Dollars in millions) 2Q'19 2Q'20 YTD 2Q'19 YTD 2Q'20 B-197 3 93C3C5 Fund management fees $ 39.2 $ 45.6 $ 78.6 $ 85.4 B-18 R-147 Fee Revenues $ 39.2 $ 45.6 $ 78.6 $ 85.4 7 R-65 Cash-based compensation and benefits 22.5 25.0 45.7 50.0 G-64 G-19 B-66 General, administration and other indirect expenses 9.2 7.4 17.5 12.9 5 414042 Depreciation and amortization expense 1.3 1.3 2.7 2.3 B-19 R-187 Operating Expenses $ 33.0 $ 33.7 $ 65.9 $ 65.2 5 R-88 G-21 G-89 (=) Fee Related Earnings $ 6.2 $ 11.9 $ 12.7 $ 20.2 1 B-91 (+) Realized Performance Revenues 6.0 30.7 26.9 116.1 B-15 58595B R-223 (-) Realized Performance Revenues Related Compensation 4.5 27.0 24.3 111.0 0 R-167 Realized Net Performance Revenues 1.5 3.7 2.6 5.1 G-22 G-169 (+) Realized Principal Investment Income (Loss) 1.4 0.5 1.6 1.1 1 B-171 B-23 (-) Net Interest 1.6 2.3 3.0 4.2 A7A9AB 2 (=) Distributable Earnings $ 7.5 $ 13.8 $ 13.9 $ 22.2 R-220 G-221 B-222 See Notes at end of document. 19 DCDDDE

R-0 R-8 G-74 G-51 B-13 B-94 6 R-9 R-11 G-10 8 2 G-92 B-11 B-15 R-232 0 4 R-88 G- G-15 234 9 B-23 B-16 R-20 4 5 8 R-13 G-23 6 2 G-18 B-24 0 R-977 R-14B-83 G-16 0 1 G-14 B-22 1 R-234 OldB-15 R-12 7 Color2 0 G-21 s G-16 7 9 B-15 R-14 B-22 7 Supplemental Details R-16 7 2 G-19 3 5 G-14 B-19 3 7 B-18 R-147 R-65 7 G-64 G-19 B-66 5 B-19 R-187 R-88 5 G-89 G-21 B-91 1 R-16 B-15 7 R-223 G-16 0 9 G-22 B-17 1 R-22 1 B-23 0 2 G-22 1 B-22 2 20

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Carlyle Second Quarter 2020 Total Segment Results 8 B-112 G-92 096670 B-15 0 R-23 (Dollars in millions, except per share amounts) 2Q'19 3Q'19 4Q'19 1Q'20 2Q'20 YTD 2Q'19 YTD 2Q'20 R-88 G-234 SEGMENT REVENUES G-15 B-234 9 Fund management fees $ 414.5 $ 384.6 $ 390.2 $ 381.5 $ 386.4 $ 796.1 $ 767.9 EAEAEA B-16 Transaction and portfolio advisory fees, net and other 14.9 11.1 17.5 6.8 18.3 24.9 25.1 5 R-208 Total segment fee revenues 429.4 395.7 407.7 388.3 404.7 821.0 793.0 R-13 G-232 Realized performance revenues 41.9 118.3 164.9 171.6 152.2 91.1 323.8 6 B-247 Realized principal investment income 73.9 7.3 1.7 15.9 22.1 78.0 38.0 G-18 D0E8F7 0 Interest income 5.5 6.5 6.4 5.3 3.2 11.5 8.5 R-14B-83 R-97 Total Segment Revenues $ 550.7 $ 527.8 $ 580.7 $ 581.1 $ 582.2 $ 1,001.6 $ 1,163.3 0 G-161 SEGMENT EXPENSES G-14 B-224 Compensation and benefits 1 61A1E0 Cash-based compensation and benefits $ 207.1 $ 194.1 $ 188.6 $ 203.8 $ 210.1 $ 409.4 $ 413.9 B-15Old R-122 R-237 Realized performance revenues related compensation 21.1 60.6 86.3 123.4 81.3 63.3 204.7 Colors0 1 G-217 Total compensation and benefits 228.2 254.7 274.9 327.2 291.4 472.7 618.6 G-16 B-157 General, administrative and other expenses 80.0 81.0 94.6 48.3 58.1 155.7 106.4 9 EDD99D Depreciation and amortization expense 9.6 11.8 16.5 7.4 9.2 19.9 16.6 B-22 R-16 Interest expense 19.5 19.6 23.0 23.2 25.1 39.1 48.3 2 R-147 3 G-195 Total Segment Expenses $ 337.3 $ 367.1 $ 409.0 $ 406.1 $ 383.8 $ 687.4 $ 789.9 G-14 B-197 3 93C3C5 Total Segment Revenues 550.7 527.8 580.7 581.1 582.2 1,001.6 1,163.3 B-18 R-147 Total Segment Expenses 337.3 367.1 409.0 406.1 383.8 687.4 789.9 7 R-65 (=) Distributable Earnings $ 213.4 $ 160.7 $ 171.7 $ 175.0 $ 198.4 $ 314.2 $ 373.4 G-64 G-19 (-) Realized Net Performance Revenues 20.8 57.7 78.6 48.2 70.9 27.8 119.1 B-66 5 414042 (-) Realized Principal Investment Income 73.9 7.3 1.7 15.9 22.1 78.0 38.0 B-19 R-187 (+) Net Interest 14.0 13.1 16.6 17.9 21.9 27.6 39.8 5 R-88 (=) Fee Related Earnings $ 132.7 $ 108.8 $ 108.0 $ 128.8 $ 127.3 $ 236.0 $ 256.1 G-21 G-89 1 B-91 After-tax Distributable Earnings, per common share $ 0.57 $ 0.41 $ 0.47 $ 0.48 $ 0.53 $ 0.82 $ 1.01 B-15 58595B R-22 2 3 Dividend per common share $ 0.43 $ 0.31 $ 0.25 $ 0.25 $ 0.25 $ 0.62 $ 0.50 0 R-167 G-22 G-169 Note: Historical quarterly results by segment available in Q2 2020 financial supplement on Carlyle's investor relations website 1 B-171 (1) Total Segment compensation and benefits exclude equity-based compensation, detailed below and as shown on page 30. These amounts include equity-based compensation reflected in (i) B-23 A7A9AB principal investment income and (ii) general, administrative and other expense in our U.S. GAAP statement of operations, and exclude amounts related to shares issued in conjunction with a 2 previous acquisition. R-220 G-221 Equity-based compensation $ 38.3 $ 38.9 $ 34.9 $ 31.7 $ 34.6 $ 77.7 $ 66.3 B-222 (2) Our dividend policy as a Corporation is to pay dividends in an initial amount of $0.25 per share of common stock ($1.00 annually), beginning with the 4Q'19 dividend paid to shareholders in 21 DCDDDE February 2020. See Notes at the end of the document for our Dividend Policy.

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Total Segment Balance Sheet Highlights 8 B-112 G-92 096670 B-15 0 R-23 • Balance sheet assets attributable to Carlyle stockholders (including net cash and equivalents, net R-88 G-234 accrued performance revenue and investments) totaled $2.1 billion at June 30, 2020 G-15 B-234 9 EAEAEA B-16 • Balance sheet cash totaled $0.6 billion as of June 30, 2020, with no balance drawn on our $775 million 5 R-208 R-13 G-232 revolving credit line 6 B-247 G-18 D0E8F7 0 R-14B-83 R-97 0 1 G-161 Key Balance Sheet Items ($mn) 6/30/2020 KEY BALANCE SHEET ITEMS ($BN) G-14 B-224 1 61A1E0 Cash and Cash Equivalents $554.5 $3.5 B-15 R-12Old Colors2 R-237 2 0 G-217 Net accrued performance revenues $3.0 G-16 B-157 (net of related accrued compensation $1,783.3 9 EDD99D and accrued giveback) B-22 $2.5 R-16 1.7 2 R-147 1.8 Net 3 Investments attributable to Carlyle 1.7 Accrued G-14 G-195 3 $1,423.1 $2.0 stockholders Performance 3 B-197 2 Revenues B-18 93C3C5 R-14 4 $1.5 7 R-65 Debt obligations $1,616.9 7 G-19 G-64 $1.0 B-66 5 Drawn revolving credit line B-19 414042 $0.0 1.5 1.4 Investments3 ($775 million remaining capacity) 1.2 R-187 $0.5 5 R-88 G-21 G-89 (1) Balance sheet amounts presented exclude the effect of U.S. GAAP consolidation eliminations on investments and accrued performance revenue, as well as cash and debt associated with Carlyle's $0.0 1 B-91 consolidated funds. B-15 58595B R-22 (2) See page 33 for a reconciliation of net accrued performance revenues as of June 30, 2020 to U.S. (0.6) 3 Cash/Equivalents 0 GAAP. ($0.5) (0.9) (1.1) 4 R-167 less Debt G-22 (3) Investments exclude the equity investments by Carlyle in NGP Energy Capital Management and G-169 the portion of CLO and CCS investments attributable to Carlyle stockholders that were financed 1 B-171 with debt. Refer to page 33 for a reconciliation to U.S. GAAP. ($1.0) B-23 A7A9AB (4) Excludes approximately $327 million of loans used to finance CLO and CCS investments and 2018 2019 2Q'20 2 $267 million of lease liabilities. R-220 G-221 B-222 22 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 AUM and Fee-earning AUM Roll Forward 8 B-112 G-92 096670 B-15 0 R-23 Total AUM Roll Forward (Unaudited) R-88 G-234 G-15 B-234 9 Three Months Ended June 30, 2020 Six Months Ended June 30, 2020 EAEAEA ($mm) B-16 5 R-208 Corporate Corporate R-13 G-232 Private Real Global Investment Private Real Global Investment 6 B-247 Equity Assets Credit Solutions5 Total Equity Assets Credit Solutions5 Total G-18 D0E8F7 Balance, Beginning of Period $ 80,383 $ 39,794 $ 48,802 $ 47,954 $ 216,933 $ 86,429 $ 43,355 $ 49,412 $ 45,246 $ 224,442 0 B-83 1 R-14 R-97 Inflows — 536 2,615 1,445 4,596 492 1,650 3,873 5,714 11,729 0 G-161 Outflows (including realizations)2 (2,177) (780) (2,019) (1,659) (6,635) (3,555) (1,257) (2,533) (3,214) (10,559) G-14 B-224 1 Market Activity & Other3 5,727 501 395 (1,694) 4,929 999 (3,552) (777) (881) (4,211) 61A1E0 B-15Old Foreign Exchange4 357 125 199 828 1,509 (75) (20) 17 9 (69) R-122 R-237 Colors0 G-217 Balance, End of Period $ 84,290 $ 40,176 $ 49,992 $ 46,874 $ 221,332 $ 84,290 $ 40,176 $ 49,992 $ 46,874 $ 221,332 G-16 B-157 9 EDD99D B-22 R-162 R-147 3 G-195 Fee-earning AUM Roll Forward (Unaudited) G-14 B-197 3 B-18 93C3C5 R-14 Three Months Ended June 30, 2020 Six Months Ended June 30, 2020 7 ($mm) R-65 7 G-64 G-19 Corporate Corporate 5 B-66 Private Real Global Investment Private Real Global Investment 10 10 B-19 414042 Equity Assets Credit Solutions Total Equity Assets Credit Solutions Total R-187 Balance, Beginning of Period $ 61,088 $ 30,891 $ 38,065 $ 28,202 $ 158,246 $ 61,660 $ 33,151 $ 37,862 $ 28,384 $ 161,057 5 R-88 6 G-21 G-89 Inflows 45 759 3,457 5,410 9,671 88 1,516 4,517 6,447 12,568 1 B-91 7 Outflows (including realizations) (3,845) (66) (412) (1,542) (5,865) (4,102) (2,861) (1,310) (2,248) (10,521) B-15 58595B R-223 Market Activity & Other8 (346) (88) 61 (824) (1,197) (346) (224) 270 (868) (1,168) 0 R-167 9 Foreign Exchange 281 73 659 521 1,534 (77) (13) 491 52 453 G-22 G-169 1 B-171 Balance, End of Period $ 57,223 $ 31,569 $ 41,830 $ 31,767 $ 162,389 $ 57,223 $ 31,569 $ 41,830 $ 31,767 $ 162,389 B-23 A7A9AB 2 R-220 G-221 B-222 Totals may not sum due to rounding. See Notes at end of document. 23 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Corporate Private Equity Fund Performance 8 B-112 G-92 096670 B-15 0 TOTAL INVESTMENTS REALIZED/PARTIALLY REALIZED INVESTMENTS(7) R-23 (Reported in Local Currency, mm) R-88 G-234 As of June 30, 2020 As of June 30, 2020 G-15 B-234 Investment 9 Period End/ Cumulative Remaining Gross Net IRR In Accrued LTM Cumulative Gross EAEAEA Fund Fee Committed Invested Realized Fair MOIC IRR (10) Carry/ Realized Invested Total Fair MOIC IRR B-16 Vintage(1) Stepdown(2) Capital Capital(3) Value(4) Value(5) (6) (9)(17) (17) (Clawback)(11) Carry(12) Capital(3) Value(13) (6) (9)(17) 5 R-208 CORPORATE PRIVATE EQUITY R-13 6 G-232 Fully Invested/Committed Funds(8) G-18 B-247 CP V 2007 $ 13,719.7 $ 13,190.9 $ 26,089.2 $ 1,599.3 2.1x 18% 14% X X $ 10,777.9 $ 26,593.7 2.5x 24% D0E8F7 CP VI 2014 $ 13,000.0 $ 12,895.7 $ 6,476.6 $ 15,879.1 1.7x 18% 13% X $ 3,948.3 $ 6,072.8 1.5x 16% 0 CEP II 2003 € 1,805.4 € 2,048.4 € 4,113.3 € 23.8 2.0x 36% 20% X X € 1,888.9 € 4,121.1 2.2x 43% R-14B-83 R-97 CEP III 2007 € 5,294.9 € 5,155.5 € 10,982.2 € 389.8 2.2x 19% 14% X € 4,667.5 € 11,232.4 2.4x 20% 0 G-161 CEP IV 2014 € 3,669.5 € 3,745.5 € 1,909.5 € 2,702.2 1.2x 8% 4% € 888.8 € 1,596.1 1.8x 23% G-14 B-224 CAP III 2008 $ 2,551.6 $ 2,543.2 $ 4,416.5 $ 210.4 1.8x 16% 11% X X $ 2,149.0 $ 4,416.7 2.1x 19% 1 61A1E0 CAP IV 2014 $ 3,880.4 $ 4,044.5 $ 2,975.5 $ 3,197.6 1.5x 14% 9% X $ 1,415.1 $ 3,850.6 2.7x 33% B-15 R-12Old CJP II 2006 ¥ 165,600.0 ¥ 141,866.7 ¥ 205,301.1 ¥ 1,080.0 1.5x 7% 3% ¥ 134,666.7 ¥ 203,831.2 1.5x 7% Colors2 R-237 CGFSP II 2013 $ 1,000.0 $ 942.7 $ 942.5 $ 776.4 1.8x 22% 15% X X $ 446.1 $ 889.1 2.0x 28% 0 G-217 CEOF I 2011 $ 1,119.1 $ 1,173.1 $ 1,407.2 $ 328.2 1.5x 12% 8% X $ 766.2 $ 1,321.7 1.7x 23% G-16 B-157 CETP III 2014 € 656.6 € 580.1 € 1,062.6 € 340.8 2.4x 42% 28% X X € 236.6 € 1,063.7 4.5x 53% 9 EDD99D B-22 CAGP IV 2008 $ 1,041.4 $ 954.1 $ 1,076.5 $ 152.0 1.3x 7% 2% $ 589.8 $ 1,010.4 1.7x 13% R-16 All Other Active Funds, 2 Various $ 10,350.0 $ 10,199.9 $ 4,883.7 1.5x 11% 9% $ 5,527.0 $ 10,337.2 1.9x 16% R-147 Coinvestments and SMAs(14) 3 G-195 Fully Realized Funds, Coinvestments G-14 Various $ 24,978.2 $ 63,557.5 $ 11.0 2.5x 33% 28% $ 24,978.2 $ 63,568.6 2.5x 33% B-197 and SMA's(15) 3 Total Fully Invested/Committed Funds $ 85,351.4 $ 139,359.9 $ 30,934.1 2.0x 26% 18% $ 60,483.8 $ 140,204.6 2.3x 27% B-18 93C3C5 R-14 Funds in the Investment Period(8) 7 7 R-65 CP VII 2018 May-24 $ 18,510.0 $ 8,281.3 $ 262.7 $ 8,317.1 1.0x NM NM G-64 CEP V 2018 Oct-24 € 6,416.4 € 1,683.3 € 8.0 € 1,584.1 0.9x NM NM G-19 B-66 CAP V 2018 Jun-24 $ 6,554.2 $ 1,186.0 $ 280.2 $ 1,175.1 1.2x NM NM 5 B-19 414042 CGP 2015 Mar-21 $ 3,588.0 $ 2,806.5 $ 194.6 $ 2,713.7 1.0x 1% 0% R-18 CJP III 2013 Aug-20 ¥ 119,505.1 ¥ 91,191.7 ¥ 73,829.1 ¥ 92,565.9 1.8x 20% 12% X 7 5 CGFSP III 2018 Dec-23 $ 1,004.6 $ 441.4 $ 2.7 $ 518.0 1.2x NM NM R-88 G-21 CEOF II 2015 Aug-20 $ 2,400.0 $ 2,055.9 $ 163.8 $ 1,949.9 1.0x 1% Neg G-89 1 B-91 CETP IV 2019 Jul-25 € 1,350.0 € 254.4 € — € 226.3 0.9x NM NM All Other Funds, Coinvestments and B-15 58595B Various $ 3,673.7 $ 693.8 $ 3,482.8 1.1x NM NM R-22 SMAs(16) 3 0 R-167 Total Funds in the Investment Period $ 21,469.3 $ 2,291.5 $ 21,050.7 1.1x 5% Neg $ 572.4 $ 1,558.3 2.7x 37% G-22 G-169 TOTAL CORPORATE PRIVATE EQUITY(18) $ 106,820.6 $ 141,651.4 $ 51,984.8 1.8x 25% 17% $ 61,056.2 $ 141,762.8 2.3x 27% 1 B-171 B-23 A7A9AB 2 R-220 G-221 B-222 See Notes at end of document. 24 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Real Assets Fund Performance 8 B-112 G-92 096670 B-15 TOTAL INVESTMENTS REALIZED/PARTIALLY REALIZED INVESTMENTS(7) 0 R-23 (Reported in Local Currency, mm) R-88 As of June 30, 2020 As of June 30, 2020 G-234 G-15 Investment In Accrued LTM B-234 Period End/ Cumulative Remaining Gross Net IRR Carry/ Realized Cumulative Gross 9 EAEAEA Fund Fee Committed Invested Realized Fair MOIC IRR (10) (Clawback) Carry/ Invested Total Fair MOIC IRR B-16 Vintage(1) Stepdown(2) Capital Capital(3) Value(4) Value(5) (6) (9)(17) (17) (11) (Clawback)(12) Capital(3) Value(13) (6) (9)(17) 5 R-208 REAL ASSETS R-13 G-232 Fully Invested/Committed Funds(8) 6 B-247 CRP III 2000 $ 564.1 $ 522.5 $ 1,880.0 $ 14.5 3.6x 44% 30% X X $ 522.5 $ 1,894.5 3.6x 44% G-18 D0E8F7 CRP IV 2004 $ 950.0 $ 1,264.2 $ 1,984.7 $ 26.5 1.6x 7% 4% $ 1,206.2 $ 1,997.2 1.7x 8% 0 CRP V 2006 $ 3,000.0 $ 3,349.2 $ 5,081.9 $ 812.7 1.8x 12% 9% X X $ 3,227.1 $ 5,800.7 1.8x 13% R-14B-83 R-97 CRP VI 2010 $ 2,340.0 $ 2,160.5 $ 3,600.0 $ 316.5 1.8x 27% 18% X X $ 1,705.9 $ 3,450.6 2.0x 32% 0 G-161 CRP VII 2014 $ 4,161.6 $ 3,707.3 $ 3,625.0 $ 2,177.4 1.6x 19% 12% X X $ 1,938.1 $ 3,511.7 1.8x 26% G-14 B-224 CEREP III 2007 € 2,229.5 € 2,052.7 € 2,381.2 € 100.0 1.2x 4% 1% € 1,911.6 € 2,394.0 1.3x 5% 1 CIEP I 2013 $ 2,500.0 $ 2,278.5 $ 860.6 $ 2,093.8 1.3x 14% 6% $ 665.4 $ 1,337.2 2.0x 23% 61A1E0 B-15 NGP X 2012 $ 3,586.0 $ 3,343.9 $ 2,967.4 $ 575.2 1.1x 2% Neg $ 2,231.6 $ 2,899.2 1.3x 10% Old R-122 R-237 NGP XI 2014 $ 5,325.0 $ 4,925.7 $ 1,645.7 $ 3,483.0 1.0x 1% Neg $ 1,428.4 $ 1,586.7 1.1x 24% Colors0 G-217 Energy III 2005 $ 3,800.0 $ 3,569.7 $ 5,248.6 $ 152.3 1.5x 9% 5% $ 3,152.1 $ 5,044.9 1.6x 11% G-16 B-157 Energy IV 2007 $ 5,979.1 $ 6,372.8 $ 6,950.8 $ 443.1 1.2x 5% 1% (X) $ 5,990.5 $ 7,233.7 1.2x 6% 9 EDD99D Renew II 2008 $ 3,417.5 $ 2,833.5 $ 3,008.4 $ 911.5 1.4x 6% 3% (X) $ 2,376.5 $ 2,948.8 1.2x 5% B-22 All Other Active Funds, Various $ 5,369.3 $ 6,628.8 $ 2,215.1 1.6x 8% 7% $ 3,567.0 $ 6,632.1 1.9x 11% R-16 Coinvestments and SMAs(19) 2 R-147 3 Fully Realized Funds, Coinvestments Various $ 8,060.5 $ 10,650.1 $ 8.7 1.3x 18% 9% $ 8,060.5 $ 10,658.8 1.3x 18% G-14 G-195 and SMA's(20) 3 B-197 Total Fully Invested/Committed Funds $ 50,065.5 $ 56,809.5 $ 13,342.6 1.4x 11% 6% $ 38,221.1 $ 57,687.9 1.5x 13% B-18 93C3C5 Funds in the Investment Period(8) R-147 CRP VIII 2017 May-22 $ 5,505.1 $ 2,350.3 $ 251.3 $ 2,496.9 1.2x NM NM 7 R-65 NGP XII 2017 Jul-22 $ 4,277.6 $ 2,035.7 $ 0.1 $ 1,844.4 0.9x NM NM G-64 G-19 CIEP II 2019 Apr-25 $ 2,256.9 $ 363.6 $ — $ 342.3 0.9x NM NM 5 B-66 CPP II 2014 Apr-21 $ 1,526.7 $ 1,244.0 $ 298.4 $ 1,193.4 1.2x 9% 3% 414042 B-19 CPI 2016 n/a $ 3,266.6 $ 2,714.8 $ 511.2 $ 2,678.5 1.2x 12% 11% X X R-187 CGIOF 2018 Sep-23 $ 2,201.4 $ 301.1 $ 28.8 $ 252.4 0.9x NM NM 5 R-88 All Other Funds, Coinvestments and Various $ 1,881.1 $ 245.5 $ 1,705.2 1.0x NM NM G-21 G-89 SMAs(21) 1 B-91 Total Funds in the Investment Period $ 10,890.7 $ 1,335.3 $ 10,513.0 1.1x 7% 0% $ 353.3 $ 646.5 1.8x NM B-15 58595B TOTAL REAL ASSETS(18) $ 60,956.1 $ 58,144.7 $ 23,855.6 1.3x 11% 6% $ 38,574.3 $ 58,334.4 1.5x 13% R-223 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 R-220 G-221 B-222 25 DCDDDE See Notes at end of document.

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Global Credit Fund Performance (Carry Funds Only) 8 B-112 G-92 096670 B-15 TOTAL INVESTMENTS 0 R-23 ($mm) As of June 30, 2020 R-88 G-234 Investment G-15 B-234 Period End/ Cumulative LTM Realized 9 EAEAEA Fund Fee Committed Invested Realized Remaining MOIC Gross IRR Net IRR In Accrued Carry/ Carry/ B-16 Vintage(1) Stepdown(2) Capital Capital(25) Value(4) Fair Value(5) (6) (9)(17) (10)(17) (Clawback)(11) (Clawback)(12) 5 R-208 GLOBAL CREDIT (CARRY FUNDS ONLY) R-13 G-232 Active Fully Invested/Committed Funds(8) 6 B-247 CSP II 2007 $ 1,352.3 $ 1,352.3 $ 2,430.8 $ 66.2 1.8x 17% 11% X G-18 D0E8F7 CSP III 2011 $ 702.8 $ 702.8 $ 846.0 $ 199.6 1.5x 22% 12% X 0 CEMOF I 2011 $ 1,382.5 $ 1,603.4 $ 864.2 $ 137.8 0.6x Neg Neg R-14B-83 R-97 CEMOF II 2015 $ 2,819.2 $ 1,682.0 $ 655.2 $ 918.3 0.9x Neg Neg 0 All Other Active Funds, Coinvestments and G-161 Various $ 2,472.3 $ 2,465.5 $ 362.8 1.1x 7% 2% SMAs(22) G-14 B-224 Fully Realized Funds, Coinvestments and 1 Various $ 1,446.5 $ 1,988.4 $ — 1.4x 12% 7% 61A1E0 SMAs(23) B-15 R-12Old Total Fully Invested/Committed Funds $ 9,259.2 $ 9,250.2 $ 1,684.8 1.2x 8% 2% Colors2 R-237 Funds in the Investment Period(8) 0 G-217 CSP IV 2016 Dec-20 $ 2,500.0 $ 1,491.5 $ 592.9 $ 981.8 1.1x NM NM G-16 B-157 CCOF 2017 Jun-22 $ 2,373.4 $ 1,988.2 $ 448.7 $ 1,730.0 1.1x 16% 10% X 9 EDD99D CSC 2017 Aug-20 $ 838.2 $ 1,107.4 $ 469.0 $ 614.2 1.0x Neg Neg B-22 R-162 All Other Funds, Coinvestments and SMAs(24) Various $ 871.5 $ 284.4 $ 615.8 1.0x NM NM 3 R-147 Total Funds in the Investment Period $ 5,458.7 $ 1,795.0 $ 3,941.8 1.1x NM NM G-195 G-14 TOTAL GLOBAL CREDIT $ 14,717.9 $ 11,045.2 $ 5,626.6 1.1x 8% 1% B-197 3 93C3C5 B-18 R-147 R-65 7 G-64 G-19 B-66 5 414042 B-19 R-187 5 R-88 G-21 G-89 1 B-91 B-15 58595B R-223 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 R-220 G-221 B-222 See Notes at end of document. 26 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Investment Solutions Fund Performance 8 B-112 G-92 096670 B-15 TOTAL INVESTMENTS (Reported in Local Currency, mm) 0 R-23 As of June 30, 2020 R-88 Cumulative Invested Realized Remaining Fair Total Fair G-234 INVESTMENT SOLUTIONS(27) Fund Vintage Fund Size Capital(3)(28) Value(28) Value Value(29) MOIC(6) Gross IRR(17)(30) Net IRR(10)(17) G-15 B-234 AlpInvest 9 EAEAEA Fully Committed Funds(26) B-16 Main Fund I - Fund Investments 2000 € 5,174.6 € 4,344.8 € 7,080.7 € 77.9 € 7,158.6 1.6x 12% 11% 5 R-208 R-13 Main Fund II - Fund Investments 2003 € 4,545.0 € 4,917.6 € 7,571.4 € 285.8 € 7,857.2 1.6x 10% 9% G-232 6 Main Fund III - Fund Investments 2005 € 11,500.0 € 13,201.7 € 19,350.0 € 2,245.0 € 21,595.0 1.6x 10% 9% B-247 G-18 Main Fund IV - Fund Investments 2009 € 4,877.3 € 5,502.9 € 6,806.9 € 2,939.0 € 9,745.9 1.8x 16% 15% D0E8F7 0 Main Fund V - Fund Investments 2012 € 5,080.0 € 5,344.0 € 3,300.4 € 4,813.0 € 8,113.5 1.5x 14% 14% B-83 Main Fund VI - Fund Investments 2015 € 1,106.4 € 907.2 € 309.0 € 903.0 € 1,212.0 1.3x 15% 14% R-14 R-97 Main Fund II - Secondary Investments 2003 € 998.4 € 1,028.3 € 1,863.2 € 16.3 € 1,879.5 1.8x 27% 26% 0 G-161 Main Fund III - Secondary Investments 2006 € 2,250.0 € 2,399.0 € 3,611.2 € 57.2 € 3,668.4 1.5x 11% 10% G-14 B-224 Main Fund IV - Secondary Investments 2010 € 1,859.1 € 1,979.6 € 3,189.6 € 157.1 € 3,346.7 1.7x 19% 18% 1 61A1E0 Main Fund V - Secondary Investments 2011 € 4,272.8 € 4,208.3 € 5,191.7 € 1,667.3 € 6,859.0 1.6x 19% 18% B-15 R-12Old Main Fund III - Co-Investments 2006 € 2,760.0 € 2,838.5 € 3,611.1 € 448.8 € 4,059.8 1.4x 6% 5% 2 R-237 Colors0 Main Fund IV - Co-Investments 2010 € 1,475.0 € 1,374.3 € 3,262.4 € 327.5 € 3,589.9 2.6x 23% 21% G-217 G-16 Main Fund V - Co-Investments 2012 € 1,124.2 € 1,059.4 € 1,871.6 € 909.8 € 2,781.4 2.6x 29% 27% B-157 Main Fund VI - Co-Investments 2014 € 1,114.6 € 950.7 € 1,262.3 € 896.3 € 2,158.6 2.3x 27% 25% 9 EDD99D Main Fund II - Mezzanine Investments 2004 € 700.0 € 767.7 € 1,051.0 € 8.7 € 1,059.6 1.4x 7% 7% B-22 R-162 Main Fund III - Mezzanine Investments 2006 € 2,000.0 € 2,018.3 € 2,562.6 € 153.2 € 2,715.9 1.3x 10% 9% 3 R-147 All Other Active Funds(31) Various € 2,754.3 € 1,709.5 € 1,499.8 € 3,209.3 1.2x 5% 3% G-195 G-14 Fully Realized Funds Various € 2,140.0 € 4,845.4 € 1.5 € 4,846.9 2.3x 35% 32% 3 B-197 Total Fully Committed Funds € 57,736.6 € 78,450.0 € 17,407.3 € 95,857.3 1.7x 13% 12% B-18 93C3C5 Funds in the Commitment Period(26) R-147 Main Fund VI - Secondary Investments 2017 € 5,180.6 € 3,837.2 € 585.0 € 3,736.8 € 4,321.8 1.1x 9% 6% 7 R-65 Main Fund VII - Secondary Investments 2020 € 4,333.4 € 96.2 € 0.1 € 96.0 € 96.1 1.0x NM NM G-64 G-19 Main Fund VII - Co-Investments 2017 € 2,491.3 € 1,649.1 € 52.9 € 1,715.7 € 1,768.6 1.1x 5% 2% 5 B-66 All Other Funds(31) Various € 1,652.1 € 29.7 € 1,773.8 € 1,803.5 1.1x 8% 6% 414042 B-19 Total Funds in the Committment Period € 7,234.5 € 667.8 € 7,322.2 € 7,990.0 1.1x 8% 5% R-187 TOTAL ALPINVEST € 64,971.1 € 79,117.8 € 24,729.5 € 103,847.3 1.6x 13% 12% 5 R-88 TOTAL ALPINVEST (USD)(32) $ 73,050.5 $ 88,956.3 $ 27,804.7 $ 116,761.1 1.6x G-21 G-89 1 B-91 B-15 58595B R-22 Metropolitan Real Estate 3 Active Fully Committed Funds Various $ 2,746.9 $ 1,008.0 $ 860.4 $ 442.1 $ 1,302.6 1.3x 7% 4% 0 R-167 G-22 Fully Realized Funds Various $ 611.2 $ 2,128.2 $ 2,590.4 $ 136.6 $ 2,727.0 1.3x 4% 2% G-169 1 Total Fully Committed Funds(26) $ 3,136.2 $ 3,450.9 $ 578.7 $ 4,029.6 1.3x 6% 4% B-171 B-23 MRE Secondaries Fund II 2017 $ 1,198.2 $ 304.6 $ 70.7 $ 261.5 $ 332.1 1.1x 7% Neg A7A9AB 2 All Other Funds in the Commitment Period Various $ 555.1 $ 126.1 $ 8.9 $ 117.8 $ 126.7 1.0x NM NM R-220 Total Funds in the Commitment Period(26) $ 430.7 $ 79.5 $ 379.3 $ 458.8 1.1x 6% Neg G-221 TOTAL METROPOLITAN REAL ESTATE $ 3,566.9 $ 3,530.4 $ 958.0 $ 4,488.4 1.3x 6% 3% B-222 See Notes at end of document. 27 DCDDDE

R-0 R-8 G-74 G-51 B-13 B-94 6 R-9 R-11 G-10 8 2 G-92 B-11 B-15 R-232 0 4 R-88 G- G-15 234 9 B-23 B-16 R-20 4 5 8 R-13 G-23 6 2 G-18 B-24 0 R-977 R-14B-83 G-16 0 1 G-14 B-22 1 R-234 OldB-15 R-12 7 Color2 0 G-21 s G-16 7 9 B-15 R-14 B-22 7 Reconciliation & Disclosures R-16 7 2 G-19 3 5 G-14 B-19 3 7 B-18 R-147 R-65 7 G-64 G-19 B-66 5 B-19 R-187 R-88 5 G-89 G-21 B-91 1 R-16 B-15 7 R-223 G-16 0 9 G-22 B-17 1 R-22 1 B-23 0 2 G-22 1 B-22 2 28

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Reconciliation for Distributable Earnings Per Share (Unaudited) 8 B-112 G-92 096670 B-15 (Dollars in millions, 0 R-23 2Q'19 3Q'19 4Q'19 1Q'20 2Q'20 YTD 2Q'20 LTM 2Q'20 QoQ YoY LTM except per share data and where noted) R-88 G-234 G-15 B-234 FEE RELATED EARNINGS $ 132.7 $ 108.8 $ 108.0 $ 128.8 $ 127.3 $ 256.1 $ 472.9 (1)% (4)% (5)% 9 EAEAEA B-16 DISTRIBUTABLE EARNINGS $ 213.4 $ 160.7 $ 171.7 $ 175.0 $ 198.4 $ 373.4 $ 705.8 13% (7)% (4)% 5 R-208 R-13 G-232 6 B-247 DISTRIBUTABLE EARNINGS, TAX AND PER SHARE INFORMATION 1 G-18 D0E8F7 0 Distributable Earnings $ 213.4 $ 160.7 $ 171.7 $ 175.0 $ 198.4 $ 373.4 $ 705.8 R-14B-83 R-97 Less: Estimated current corporate, foreign, state 0 G-161 2 8.8 8.5 5.2 7.7 10.7 18.4 32.1 and local taxes G-14 B-224 1 Less: Preferred share distributions 5.9 7.3 — — — — 7.3 61A1E0 B-15Old R-122 DISTRIBUTABLE EARNINGS, NET Colors R-237 $ 198.7 $ 144.9 $ 166.5 $ 167.3 $ 187.7 $ 355.0 $ 666.4 0 G-217 attributable to common stockholders G-16 B-157 9 DISTRIBUTABLE EARNINGS, NET EDD99D $ 0.57 $ 0.41 $ 0.47 $ 0.48 $ 0.53 $ 1.01 $ 1.89 B-22 per common share outstanding R-162 R-147 3 G-195 Dividend per common share* $ 0.43 $ 0.31 $ 0.25 $ 0.25 $ 0.25 $ 0.50 $ 1.06 G-14 B-197 3 93C3C5 B-18 TOTAL OUTSTANDING SHARES (in millions) 341.2 346.7 347.2 348.4 348.7 348.7 348.7 R-147 R-65 7 G-64 Shares eligible for dividend (in millions)** 116.1 117.8 349.4 348.7 353.3 353.3 353.3 G-19 B-66 5 414042 B-19 R-187 5 R-88 G-21 G-89 1 B-91 B-15 58595B R-223 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 * Our dividend policy as a Corporation is to pay dividends in an initial amount of $0.25 per share of common stock ($1.00 annually), beginning with the 4Q'19 dividend paid to shareholders in February 2020. R-220 See Notes at the end of the document for our Dividend Policy. G-221 ** Shares eligible for dividend include 4.6 million common shares that will be issued in May 2020 in connection with the vesting of restricted stock units. For purposes of this calculation, these common shares have been added to the common shares outstanding as of March 31, 2020 because they will participate in the dividend paid on common shares in May 2020. B-222 Totals may not sum due to rounding. Information reported for periods prior to the Conversion on January 1, 2020 reflect the results of the Partnership. See Notes at end of document. 29 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Reconciliation of GAAP to Total Segment Information 8 B-112 G-92 096670 B-15 0 R-23 (Dollars in millions) 2Q'19 3Q'19 4Q'19 1Q'20 2Q'20 YTD 2Q'19 YTD 2Q'20 FY'18 FY'19 LTM 2Q'20 R-88 G-234 G-15 B-234 INCOME (LOSS) BEFORE PROVISION FOR 9 INCOME TAXES $ 542.0 $ 261.4 $ (40.3) $ (789.0) $ 256.8 $ 1,012.3 $ (532.2) $ 360.2 $ 1,233.4 $ (311.1) EAEAEA B-16 Adjustments: 5 R-208 R-13 G-232 Net unrealized performance revenues (82.4) 126.2 69.7 528.9 (587.4) (238.2) (58.5) 50.2 (42.3) 137.4 6 B-247 Unrealized principal investment (income) G-18 1 (234.9) (198.7) 81.3 264.7 459.5 (473.5) 724.2 (48.8) (590.9) 606.8 D0E8F7 loss 0 B-83 Adjusted unrealized principal investment R-14 R-97 (40.1) (68.1) (5.7) 22.8 81.6 (67.1) 104.4 (11.7) (140.9) 30.6 (income) loss from Fortitude Re 0 G-161 2 G-14 B-224 Equity-based compensation 38.3 38.9 34.9 31.7 34.6 77.7 66.3 252.2 151.5 140.1 1 61A1E0 Acquisition related charges, including B-15 15.4 11.2 13.4 3.0 7.1 27.4 10.1 22.3 52.0 34.7 Old amortization of intangibles and impairment R-122 R-237 Colors0 G-217 Other non-operating expense (income) 0.4 0.3 0.3 0.2 0.5 0.7 0.7 1.1 1.3 1.3 G-16 B-157 Tax (expense) benefit associated with certain 9 3.6 (10.8) (1.0) 11.2 0.7 (2.5) 11.9 (1.5) (14.3) 0.1 EDD99D foreign performance revenues B-22 R-16 Net (income) loss attributable to non- 2 R-147 (39.8) (10.5) 9.2 97.0 (58.6) (35.3) 38.4 (33.9) (36.6) 37.1 3 controlling interests in consolidated entities G-195 G-14 B-197 Lease assignment and termination costs — — — — — — — 66.9 — — 3 93C3C5 B-18 Debt extinguisment costs — — — — — 0.1 — 7.8 0.1 — R-147 Corporate conversion costs, severance and 7 R-65 10.9 10.8 9.9 4.5 3.6 12.6 8.1 9.1 33.3 28.8 G-64 other adjustments G-19 B-66 5 DISTRIBUTABLE EARNINGS $ 213.4 $ 160.7 $ 171.7 $ 175.0 $ 198.4 $ 314.2 $ 373.4 $ 673.9 $ 646.6 $ 705.8 B-19 414042 R-18 Realized net performance revenues 3 20.8 57.7 78.6 48.2 70.9 27.8 119.1 319.7 164.1 255.4 7 5 R-88 Realized principal investment income 3 73.9 7.3 1.7 15.9 22.1 78.0 38.0 48.1 87.0 47.0 G-21 G-89 1 B-91 Net interest 14.0 13.1 16.6 17.9 21.9 27.6 39.8 44.3 57.3 69.5 B-15 58595B R-22 FEE RELATED EARNINGS $ 132.7 $ 108.8 $ 108.0 $ 128.8 $ 127.3 $ 236.0 $ 256.1 $ 350.4 $ 452.8 $ 472.9 3 0 R-167 G-22 G-169 (1) The U.S. GAAP results for 2Q'20 include a loss in principal investment income (loss) of $(621) million related to the closing of the transaction in which a Carlyle-affiliated investment fund 1 B-171 purchased additional interests in Fortitude from AIG. The loss is driven by the contribution of our existing 19.9% investment in Fortitude into the fund, and the subsequent accounting for our B-23 A7A9AB investment based on the net asset value of our limited partnership interest in the fund rather than a direct investment in Fortitude. 2 (2) Equity-based compensation includes amounts reflected in principal investment income and general, administrative and other expense in our U.S. GAAP statement of operations, as well as R-220 amounts related to shares issued in conjunction with a previous acquisition. 2018 includes amounts related to the IPO. G-221 (3) The most directly comparable U.S. GAAP measures are net performance revenues (performance revenues less performance revenues related compensation expense) and principal investment B-222 income (loss). See Notes at end of document for a description of adjustments to these measures to arrive at realized net performance revenues and realized principal investment income. Information reported for periods prior to January 1, 2020 reflect the results of the Partnership. 30 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Reconciliation of GAAP to Total Segment Information, continued 8 B-112 G-92 096670 Total Reportable Consolidated Reconciling Carlyle Total Reportable Consolidated Reconciling Carlyle B-15 (Dollars in millions) Segments Funds Items Consolidated1 Segments Funds Items Consolidated1 0 R-23 R-88 G-234 Three Months Ended June 30, 2019 Year to Date June 30, 2019 G-15 B-234 Revenues $ 550.7 $ 45.8 $ 464.6 $ 1,061.1 2 $ 1,001.6 $ 98.2 $ 1,048.3 $ 2,148.1 2 9 EAEAEA 2 2 B-16 Expenses $ 337.3 $ 36.8 $ 154.2 $ 528.3 $ 687.4 $ 80.5 $ 362.9 $ 1,130.8 5 R-208 Other income (loss) $ — $ 9.2 $ — $ 9.2 3 $ — $ (5.0) $ — $ (5.0) 3 R-13 G-232 4 4 6 Distributable Earnings $ 213.4 $ 18.2 $ 310.4 $ 542.0 $ 314.2 $ 12.7 $ 685.4 $ 1,012.3 B-247 G-18 0 D0E8F7 Three Months Ended September 30, 2019 Year to Date June 30, 2020 B-83 2 2 R-14 R-97 Revenues $ 527.8 $ 51.3 $ 189.5 $ 768.6 $ 1,163.3 $ 108.2 $ (886.2) $ 385.3 0 G-161 Expenses $ 367.1 $ 44.1 $ 94.1 $ 505.3 2 $ 789.9 $ 100.9 $ (36.1) $ 854.7 2 G-14 B-224 3 3 1 Other income (loss) $ — $ (1.9) $ — $ (1.9) $ — $ (62.8) $ — $ (62.8) 61A1E0 B-15 4 4 Old Distributable Earnings $ 160.7 $ 5.3 $ 95.4 $ 261.4 $ 373.4 $ (55.5) $ (850.1) $ (532.2) R-122 R-237 Colors0 G-217 Three Months Ended December 31, 2019 Year Ended December 31, 2018 G-16 B-157 9 Revenues $ 580.7 $ 49.7 $ (170.1) $ 460.3 2 $ 2,185.9 $ 214.5 $ 26.8 $ 2,427.2 2 EDD99D B-22 Expenses $ 409.0 $ 41.0 $ 33.6 $ 483.6 2 $ 1,512.0 $ 213.3 $ 346.2 $ 2,071.5 2 R-162 R-147 3 3 3 Other income (loss) $ — $ (17.0) $ — $ (17.0) $ — $ 4.5 $ — $ 4.5 G-195 G-14 4 4 B-197 Distributable Earnings $ 171.7 $ (8.3) $ (203.7) $ (40.3) $ 673.9 $ 5.7 $ (319.4) $ 360.2 3 93C3C5 B-18 Three Months Ended March 31, 2020 Year Ended December 31, 2019 R-147 7 R-65 2 2 Revenues $ 581.1 $ 53.0 $ (1,379.8) $ (745.7) $ 2,110.1 $ 199.2 $ 1,067.7 $ 3,377.0 G-19 G-64 2 2 B-66 Expenses $ 406.1 $ 53.8 $ (529.7) $ (69.8) $ 1,463.5 $ 165.6 $ 490.6 $ 2,119.7 5 B-19 414042 Other income (loss) $ — $ (113.1) $ — $ (113.1) 3 $ — $ (23.9) $ — $ (23.9) 3 R-187 4 4 5 Distributable Earnings $ 175.0 $ (113.9) $ (850.1) $ (789.0) $ 646.6 $ 9.7 $ 577.1 $ 1,233.4 R-88 G-21 G-89 1 B-91 Three Months Ended June 30, 2020 Twelve Months Ended June 30, 2020 B-15 58595B 2 2 R-22 Revenues $ 582.2 $ 55.2 $ 493.6 $ 1,131.0 $ 2,271.8 $ 209.2 $ (866.8) $ 1,614.2 3 0 R-167 Expenses $ 383.8 $ 47.1 $ 493.6 $ 924.5 2 $ 1,566.0 $ 186.0 $ 91.6 $ 1,843.6 2 G-22 G-169 3 3 1 Other income (loss) $ — $ 50.3 $ — $ 50.3 $ — $ (81.7) $ — $ (81.7) B-171 B-23 A7A9AB Distributable Earnings $ 198.4 $ 58.4 $ — $ 256.8 4 $ 705.8 $ (58.5) $ (958.4) $ (311.1) 4 2 R-220 (1) The Distributable Earnings in the Carlyle Consolidated column is income before provision for income taxes, which is the GAAP measure that is most directly comparable to Distributable Earnings. G-221 (2) See detailed breakdown of revenue and expense adjustments on page 32. B-222 (3) The Other Income (Loss) adjustment results from the Consolidated Funds which were eliminated in consolidation to arrive at Carlyle's total Other Income (Loss). 31 DCDDDE (4) See the reconciliation for Distributable Earnings and Fee Related Earnings on page 30.

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Reconciliation of GAAP to Total Segment Information, continued 8 B-112 G-92 096670 (Dollars in millions) 2Q'19 3Q'19 4Q'19 1Q'20 2Q'20 YTD 2Q'19 YTD 2Q'20 FY'18 FY'19 LTM 2Q'20 B-15 0 R-23 REVENUE RECONCILING ITEMS R-88 G-234 G-15 B-234 Unrealized performance revenues $ 167.3 $ (87.4) $ (113.9) $ (1,109.0) $ 1,037.1 $ 469.1 $ (71.9) $ (42.7) $ 267.8 $ (273.2) 9 EAEAEA Unrealized principal investment income (loss) 234.9 198.7 (81.3) (264.7) (459.5) 473.5 (724.2) 48.8 590.9 (606.8) B-16 5 Adjusted unrealized principal invesment income (loss) R-208 40.1 68.1 5.7 (22.8) (81.6) 67.1 (104.4) 11.7 140.9 (30.6) R-13 G-232 from Fortitude Re 6 B-247 Adjustments related to expenses associated with NGP G-18 (4.1) (4.1) (4.0) (3.9) (3.9) (8.1) (7.8) (18.9) (16.2) (15.9) D0E8F7 Management and its affiliates 0 Tax expense (benefit) associated with certain R-14B-83 — 0.2 0.1 — 0.1 — 0.1 (4.9) 0.3 0.4 R-97 performance revenues 0 G-161 G-14 Non-Carlyle economic interests in acquired businesses B-224 1 61A1E0 and other adjustments to present certain costs on a 42.7 29.3 25.1 (77.7) 56.8 63.1 (20.9) 92.5 117.5 33.5 net basis B-15Old R-122 R-237 Elimination of revenues of Consolidated Funds (16.3) (15.3) (1.8) 98.3 (55.4) (16.4) 42.9 (59.7) (33.5) 25.8 Colors0 G-217 G-16 B-157 Total Revenue Reconciling Items $ 464.6 $ 189.5 $ (170.1) $ (1,379.8) $ 493.6 $ 1,048.3 $ (886.2) $ 26.8 $ 1,067.7 $ (866.8) 9 EDD99D B-22 R-16 EXPENSE RECONCILING ITEMS 2 R-147 3 Unrealized performance revenues related G-14 G-195 $ 84.9 $ 38.8 $ (44.2) $ (580.1) $ 449.7 $ 230.9 $ (130.4) $ 7.4 $ 225.5 $ (135.8) B-197 compensation 3 93C3C5 Equity-based compensation 38.3 38.9 34.9 31.7 34.6 77.7 66.3 252.2 151.5 140.1 B-18 R-147 Acquisition-related charges, including amortization of 7 R-65 15.4 11.2 13.4 3.0 7.1 27.4 10.1 22.3 52.0 34.7 G-64 intangibles and impairment G-19 5 B-66 Other non-operating expense (income) 0.4 0.3 0.3 0.2 0.5 0.7 0.7 1.1 1.3 1.3 B-19 414042 Tax (expense) benefit associated with certain foreign R-18 3.6 (10.8) (1.0) 11.2 0.7 (2.5) 11.9 (6.2) (14.3) 0.1 7 performance revenues related compensation 5 R-88 G-21 Non-Carlyle economic interests in acquired G-89 1 B-91 businesses and other adjustments to present certain 10.0 14.9 29.2 8.0 5.2 30.9 13.2 34.3 75.0 57.3 costs on a net basis B-15 58595B R-223 Lease assignment and termination costs — — — — — — — 66.9 — — 0 R-167 G-22 G-169 Debt extinguisment costs — — — — — 0.1 — 7.8 0.1 — 1 B-171 Corporate conversions costs, severance and other B-23 10.9 10.8 9.9 4.5 3.6 12.6 8.1 9.1 33.3 28.8 A7A9AB adjustments 2 R-220 Elimination of expenses of Consolidated Funds (9.3) (10.0) (8.9) (8.2) (7.8) (14.9) (16.0) (48.7) (33.8) (34.9) G-221 Total Expense Reconciling Items $ 154.2 $ 94.1 $ 33.6 $ (529.7) $ 493.6 $ 362.9 $ (36.1) $ 346.2 $ 490.6 $ 91.6 B-222 32 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Reconciliation for Total Segment Information, continued 8 B-112 G-92 096670 B-15 0 R-23 R-88 G-234 RECONCILIATION OF TOTAL INVESTMENTS RECONCILIATION OF G-15 B-234 ATTRIBUTABLE TO THE CARLYLE GROUP INC. ACCRUED PERFORMANCE ALLOCATIONS 9 EAEAEA B-16 (Dollars in millions) 06/30/20 (Dollars in millions) 06/30/20 5 R-208 R-13 ACCRUED PERFORMANCE ALLOCATIONS, NET OF ACCRUED G-232 6 INVESTMENTS, EXCLUDING PERFORMANCE ALLOCATIONS $ 2,183.8 GIVEBACK OBLIGATIONS $ 3,769.2 B-247 G-18 D0E8F7 Plus: Accrued performance allocations from NGP Carry 0 Less: Amounts attributable to non-controlling interests in 3 — (165.2) Funds R-14B-83 R-97 Consolidated Funds 0 G-161 Less: Accrued performance allocation-related expense (1,946.2) G-14 B-224 1 61A1E0 Plus: Investments in Consolidated Funds, eliminated in Plus: Receivable for giveback obligation from current and B-15 93.1 1.4 Old consolidation former employees R-122 R-237 Colors0 G-217 Less: Deferred taxes on accrued performance allocations (41.6) G-16 B-157 9 Less: Strategic equity method investments in NGP EDD99D 1 (378.2) Less: Net accrued performance allocations attributable to B-22 Management 0.6 R-16 non-controlling interests in consolidated entities 2 R-147 3 G-195 TOTAL INVESTMENTS ATTRIBUTABLE TO NET ACCRUED PERFORMANCE REVENUES BEFORE TIMING G-14 1,733.5 1,783.4 B-197 THE CARLYLE GROUP INC. DIFFERENCES 3 B-18 93C3C5 Plus: Timing differences between the period when accrued R-14 Less: CLO loans and other borrowings attributable to The 7 2 (310.4) performance allocations are realized and the period they are (0.1) 7 R-65 Carlyle Group Inc. collected/distributed G-64 G-19 B-66 TOTAL INVESTMENTS ATTRIBUTABLE TO THE CARLYLE GROUP NET ACCRUED PERFORMANCE REVENUES ATTRIBUTABLE TO 5 $ 1,423.1 $ 1,783.3 414042 INC., NET OF CLO LOANS AND OTHER BORROWINGS THE CARLYLE GROUP INC. B-19 R-187 5 R-88 G-21 G-89 1 B-91 B-15 58595B R-223 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 (1) The Company has equity interests in NGP Management Company, L.L.C. ("NGP Management"), the general partners of certain carry funds advised by NGP, and principal investments in certain R-220 NGP funds. These equity interests are accounted for as investments under the equity method of accounting. Total investments attributable to The Carlyle Group Inc. excludes the strategic equity G-221 method investment in NGP Management and investments in the general partners of certain NGP carry funds. B-222 (2) Of the $328.4 million in CLO loans and other borrowings as of June 30, 2020, $310.4 million are collateralized by investments attributable to The Carlyle Group Inc. (3) Accrued performance allocations are presented as an investment in the U.S. GAAP balance sheet. 33 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 GAAP Statement of Operations (Unaudited) 8 B-112 G-92 096670 B-15 (Dollars in millions, except per share amounts) 2Q'19 2Q'20 YTD 2Q'19 YTD 2Q'20 0 R-23 R-88 G-234 REVENUES G-15 B-234 Fund management fees $ 390.9 $ 371.8 $ 744.3 $ 727.7 9 EAEAEA Incentive fees 8.8 9.0 16.9 17.9 B-16 Investment income (loss) 5 R-208 Performance allocations 247.6 1,191.8 596.7 254.2 R-13 G-232 Principal investment income (loss) 342.0 (512.6) 643.8 (765.9) 6 B-247 Total investment income (loss) 589.6 679.2 1,240.5 (511.7) G-18 D0E8F7 Interest and other income 26.0 15.8 48.2 43.2 0 Interest and other income of Consolidated Funds 45.8 55.2 98.2 108.2 R-14B-83 R-97 Total Revenues 1,061.1 1,131.0 2,148.1 385.3 0 G-161 EXPENSES G-14 B-224 Compensation and benefits 1 61A1E0 Cash-based compensation and benefits 221.4 212.5 431.9 416.8 B-15 R-12Old Equity-based compensation 35.2 30.5 71.2 59.6 Colors2 R-237 Performance allocations and incentive fee related compensation 113.6 535.6 299.0 93.1 0 G-217 Total compensation and benefits 370.2 778.6 802.1 569.5 G-16 B-157 General, administrative and other expenses 110.7 80.2 223.2 149.8 9 EDD99D B-22 Interest 19.5 25.9 39.2 49.8 R-16 Interest and other expenses of Consolidated Funds 27.5 39.3 65.6 84.9 2 R-147 3 Other non-operating expenses 0.4 0.5 0.7 0.7 G-195 G-14 Total Expenses 528.3 924.5 1,130.8 854.7 B-197 3 Net investment gains (losses) of consolidated funds 9.2 50.3 (5.0) (62.8) B-18 93C3C5 R-14 Income (loss) before provision for income taxes 542.0 256.8 1,012.3 (532.2) 7 7 R-65 Provision (benefit) for income taxes 15.5 52.3 39.5 (27.7) G-64 G-19 Net income (loss) 526.5 204.5 972.8 (504.5) 5 B-66 Net income (loss) attributable to non-controlling interests in consolidated entities 39.8 58.6 35.3 (38.4) 414042 B-19 Net income (loss) attributable to Carlyle Holdings 486.7 145.9 937.5 (466.1) R-187 Net income attributable to non-controlling interests in Carlyle Holdings 332.6 — 640.5 — 5 R-88 Net income (loss) attributable to The Carlyle Group Inc. 154.1 145.9 297.0 (466.1) G-21 G-89 Net income attributable to Series A Preferred Unitholders 5.9 — 11.8 — 1 B-91 Net income (loss) attributable to The Carlyle Group Inc. Common Stockholders $ 148.2 $ 145.9 $ 285.2 $ (466.1) B-15 58595B R-223 Net income (loss) attributable to The Carlyle Group Inc. per common share 0 R-167 Basic $ 1.34 $ 0.42 $ 2.60 $ (1.34) G-22 G-169 Diluted $ 1.23 $ 0.41 $ 2.41 $ (1.34) 1 B-171 B-23 A7A9AB 2 On January 1, 2020, The Carlyle Group L.P. (the "Partnership") completed its conversion from a Delaware limited partnership to a Delaware corporation, The Carlyle Group Inc. Information reported for R-220 periods prior to the Conversion on January 1, 2020 reflect the results of the Partnership. For periods subsequent to Conversion, Net income (loss) attributable to Carlyle Holdings refers to the Net G-221 income (loss) of The Carlyle Group Inc. and its consolidated subsidiaries, net of non-controlling interests in consolidated entities. LTM results for the provision (benefit) for income taxes and net income B-222 (loss) attributable to Carlyle Holdings are not meaningful due to the change in our structure in connection with the Conversion. See Notes at end of document. 34 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 GAAP Balance Sheet (Unaudited) 8 B-112 G-92 096670 B-15 0 R-23 R-88 G-234 As of June 30, 2020 G-15 B-234 Consolidated Consolidated 9 EAEAEA (Dollars in millions) Operating Entities Funds Eliminations Consolidated B-16 5 R-208 ASSETS R-13 G-232 Cash and cash equivalents $ 554.5 $ — $ — $ 554.5 6 B-247 Cash and cash equivalents of Consolidated Funds — 98.0 — 98.0 G-18 0 D0E8F7 Restricted cash 4.5 — — 4.5 R-14B-83 R-97 Investments, including performance allocations of $3,792.2 million 6,069.1 — (93.1) 5,976.0 0 G-161 Investments of Consolidated Funds — 4,581.2 — 4,581.2 G-14 B-224 Due from affiliates and other receivables, net 281.5 — (5.7) 275.8 1 61A1E0 Due from affiliates and other receivables of Consolidated Funds, net — 142.5 — 142.5 B-15Old R-122 R-237 Fixed assets, net 122.3 — — 122.3 Colors0 G-217 Lease right-of-use assets, net 189.6 — — 189.6 G-16 B-157 Deposits and other 56.4 0.3 — 56.7 9 EDD99D B-22 Intangible assets, net 55.1 — — 55.1 R-162 R-147 Deferred tax assets 266.5 — — 266.5 3 G-195 Total assets $ 7,599.5 $ 4,822.0 $ (98.8) $ 12,322.7 G-14 B-197 3 93C3C5 B-18 LIABILITIES & EQUITY R-147 R-65 Debt obligations $ 1,943.7 $ — $ — $ 1,943.7 7 G-19 G-64 Loans payable of Consolidated Funds — 4,517.5 — 4,517.5 5 B-66 Accounts payable, accrued expenses and other liabilities 316.6 — — 316.6 414042 B-19 Accrued compensation and benefits 2,359.5 — — 2,359.5 R-187 5 R-88 Due to affiliates 458.8 — — 458.8 G-21 G-89 Deferred revenue 51.6 — — 51.6 1 B-91 Deferred tax liabilities 36.9 — — 36.9 B-15 58595B R-223 Other liabilities of Consolidated Funds — 205.5 — 205.5 0 R-167 Lease liabilities 266.9 — — 266.9 G-22 G-169 Accrued giveback obligations 23.0 — — 23.0 1 B-171 Total liabilities 5,457.0 4,723.0 — 10,180.0 B-23 A7A9AB 2 Total equity 2,142.5 99.0 (98.8) 2,142.7 R-220 Total liabilities and equity $ 7,599.5 $ 4,822.0 $ (98.8) $ 12,322.7 G-221 B-222 35 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Notes 8 B-112 G-92 096670 Dividend Policy B-15 Under our dividend policy for our common stock that we adopted in connection with the Conversion, we expect to pay our common stockholders an annualized dividend of $1.00 0 R-23 per share of common stock, equal to a quarterly dividend of $0.25 per share of common stock. The declaration and payment of any dividends to holders of our common stock are R-88 G-234 subject to the discretion of our Board of Directors, which may change our dividend policy at any time or from time to time, and the terms of our certificate of incorporation. There can G-15 B-234 be no assurance that dividends will be made as intended or at all or that any particular dividend policy will be maintained. 9 EAEAEA B-16 Non-GAAP Financial Measures 5 R-208 R-13 This press release contains financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting G-232 6 principles in the United States of America. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures B-247 G-18 presented in accordance with U.S. GAAP. The reasons management believes that these non-GAAP financial measures provide useful information are set forth in our most recent D0E8F7 0 Annual Report on Form 10-K filed with the SEC. R-14B-83 R-97 Notes on Carlyle Consolidated GAAP Results (Page 5) 0 G-161 (1) Income (loss) before provision for income taxes is the GAAP measure that is most directly comparable to Distributable Earnings, which management uses to measure the G-14 B-224 performance of the business. A full reconciliation is included starting on page 29. 1 61A1E0 (2) Income (loss) before provision for taxes margin is equal to Income (loss) before provision for taxes, divided by Total revenues. B-15 R-12Old Colors2 R-237 Note on Fee Related Earnings (Page 9) 0 G-217 (1) FRE Margin is calculated as Fee Related Earnings, divided by Total Segment Fee Revenues. G-16 B-157 9 EDD99D Notes on Performance Revenues (Page 10) B-22 (1) We generally earn performance revenues (or carried interest) from our carry funds representing a 20% allocation of profits generated on third-party capital, and on which the R-162 R-147 general partner receives a special residual allocation of income from limited partners, which we refer to as carried interest, in the event that specified investment returns are achieved 3 G-195 by the fund. Disclosures referring to carry funds also include the impact of certain commitments that do not earn carried interest, but are either part of, or associated with our carry G-14 B-197 funds. The rate of carried interest, as well as the share of carried interest allocated to Carlyle, may vary across the carry fund platform. See “Non-GAAP Financial Information and Other 3 93C3C5 Key Terms” for more information. B-18 (2) Includes the change in performance revenue accrual driven by positive or negative movements in portfolio valuation, incremental preferred return and fees, foreign exchange R-147 R-65 fluctuations and acquisition/divestiture activity. 7 G-64 G-19 B-66 Notes on Assets Under Management (Pages 11-13) 5 (1) Total Assets Under Management refers to the assets we manage or advise, and reflects the sum of the unrealized Fair Value of Investments and Available Capital. 414042 B-19 (2) Available Capital refers to the amount of capital commitments available to be called for investments, which may be reduced for equity invested that is funded via fund credit R-187 facility and expected to be called from investors at a later date, plus any additional assets/liabilities at the fund level other than active investments. Amounts previously called may be 5 R-88 added back to available capital following certain distributions. G-21 G-89 (3) Credit & Other (Non-Carry Funds) includes our CLOs, business development companies and related managed accounts, the Carlyle Tactical Private Credit Fund, securitization 1 B-91 vehicles and various managed accounts in our Carlyle Aviation business, AUM related to capital raised from third-party investors to acquire a 76.6% interest in Fortitude Holdings, the B-15 58595B NGP Predecessor funds and certain other managed account vehicles. Carry funds in the Global Credit segment are included in "Traditional Carry Funds" R-223 (4) Fair Value of Investments generally reflects the unrealized carrying value of investments for all carry funds, related co-investment vehicles and separately managed accounts, the 0 R-167 aggregate collateral balance of our CLOs and other securitization vehicles, and the gross asset value of our business development companies. G-22 G-169 (5) The In-Carry Ratio represents the percentage of Fair Value in our Traditional Carry Funds (Corporate Private Equity, Real Assets and Global Credit), which is accruing performance 1 B-171 revenue as of the quarter-end reporting date. This metric does not address the realization of performance revenue. B-23 A7A9AB (6) Reflects the percentage of Fair Value in our traditional carry funds attributable to investments originated in Q4 2015 or prior. Investments that include follow-on tranches are fully 2 recognized based on the date of the initial investment activity. R-220 G-221 B-222 36 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Notes, continued 8 B-112 G-92 096670 B-15 Notes on Assets Under Management (Pages 11-13) (continued) 0 R-23 (7) Fee-earning Assets Under Management refers to the assets we manage or advise from which we derive recurring fund management fees, and is calculated as the basis on which R-88 G-234 management fees would be called, if called on the effective reporting date. G-15 B-234 (8) Pending Fee-earning Assets Under Management refers to commitments that have been raised, and will become Fee-earning Assets Under Management upon the activation of 9 EAEAEA recurring fund management fees on the commitments, or as the capital is invested, depending on the fee structure of the fund or vehicle. B-16 5 R-208 Note on Q2 2020 Key Metric Activity (Page 14) R-13 G-232 (1) Total for Real Assets includes Legacy Energy funds. The impact of these funds is no longer significant to our results of operations. 6 B-247 G-18 D0E8F7 Note on Investment Solutions (Page 19) 0 (1) Includes Mezzanine funds. R-14B-83 R-97 0 G-161 Notes on Total AUM Roll Forward (Page 23) G-14 B-224 (1) Inflows generally reflects the impact of gross fundraising during the period. For funds or vehicles denominated in foreign currencies, this reflects translation at the average 1 61A1E0 quarterly rate, while the separately reported Fundraising metric is translated at the spot rate for each individual closing. New CLO warehouse assets are recognized as an inflow to B-15 AUM, while corresponding fundraising will not be recognized until CLO issuance. Old R-122 R-237 (2) Outflows includes distributions net of recallable or recylable amounts in our carry funds, related co-investment vehicles, separately managed accounts and the NGP Predecessor Colors0 G-217 Funds, gross redemptions in our open-ended funds, runoff of CLO collateral balances and the expiration of available capital. G-16 B-157 (3) Market Activity & Other generally represents realized and unrealized gains (losses) on portfolio investments in our carry funds and related co-investment vehicles, the NGP 9 EDD99D Predecessor Funds and separately managed accounts, as well as the net impact of fees, expenses and non-investment income, change in gross asset value for our business B-22 development companies and other changes in AUM. R-162 R-147 (4) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated 3 at the average rate for the period. Ending balances are translated at the spot rate as of the period end. G-195 G-14 (5) The fair market values for our Investment Solutions carry funds are based on the latest available valuations of the underlying limited partnership interests (in most cases as of 3 B-197 March 31, 2020) as provided by their general partners, plus the net cash flows since the latest valuation, up to June 30, 2020. 93C3C5 B-18 R-147 Notes on Fee-earning AUM Roll Forward (Page 23) 7 R-65 (6) Inflows represents limited partner capital raised by our carry funds or separately managed accounts for which management fees based on commitments were activated during G-64 G-19 the period, the fee-earning commitments invested in vehicles for which management fees are based on invested capital, the fee-earning collateral balance of new CLO issuances, as 5 B-66 well as gross subscriptions in vehicles for which management fees are based on net asset value. Inflows exclude fundraising amounts during the period for which fees have not yet B-19 414042 been activated, which are referenced as Pending Fee-earning AUM. R-187 (7) Outflows represents the impact of realizations from vehicles with management fees based on remaining invested capital at cost or fair value, changes in basis for funds where the 5 R-88 investment period, weighted-average investment period or commitment fee period has expired during the period, reductions for funds that are no longer calling for management G-21 G-89 fees, gross redemptions in open-ended funds, and runoff of CLO collateral balances. Realizations for funds earning management fees based on commitments during the period do 1 B-91 not affect Fee-earning AUM. (8) Market Activity & Other represents realized and unrealized gains (losses) on portfolio investments in our carry funds based on the lower of cost or fair value and net asset value, as B-15 58595B R-223 well as activity of funds with fees based on gross asset value. 0 R-167 (9) Foreign Exchange represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated G-22 at the average rate for the period. Ending balances are translated at the spot rate as of the period end. G-169 1 B-171 (10) Energy III, Energy IV, and Renew II (collectively, the “Legacy Energy Funds”), are managed with Riverstone Holdings LLC and its affiliates. Affiliates of both Carlyle and Riverstone act as investment advisers to each of the Legacy Energy Funds. Carlyle has a minority representation on the management committees of Energy IV and Renew II. Carlyle and B-23 A7A9AB Riverstone each hold half of the seats on the management committee of Energy III, but the investment period for this fund has expired and the remaining investments in such fund 2 are being disposed of in the ordinary course of business. R-220 G-221 B-222 37 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Notes, continued 8 B-112 G-92 096670 Notes on Fund Performance Tables (Pages 24-27) B-15 0 R-23 (1) The data presented herein that provides “inception to date” performance results of our segments relates to the period following the formation of the first fund within each R-88 G-234 segment. For our Corporate Private Equity segment our first fund was formed in 1990. For our Real Assets segment our first fund was formed in 1997. For our Global Credit segment G-15 our first carry fund was formed in 2004. B-234 9 EAEAEA (2) Represents the fund's investment period end date or, if different, the date at which the management fee calculation basis is scheduled to step down from commitments to remaining invested capital at cost (where applicable). This measure is only relevant and reported for funds currently in the investment period. B-16 5 R-208 (3) Represents the original cost of investments since inception of the fund. R-13 (4) Represents all realized proceeds since inception of the fund. 6 G-232 (5) Represents remaining fair value, before management fees, expenses and carried interest, and may include remaining escrow values for realized investments. B-247 (6) Multiple of invested capital (“MOIC”) represents total fair value, before management fees, expenses and carried interest, divided by cumulative invested capital. G-18 D0E8F7 (7) An investment is considered realized when the investment fund has completely exited, and ceases to own an interest in, the investment. An investment is considered partially 0 realized when the total amount of proceeds received in respect of such investment, including dividends, interest or other distributions and/or return of capital, represents at least R-14B-83 R-97 85% of invested capital and such investment is not yet fully realized. Because part of our value creation strategy involves pursuing best exit alternatives, we believe information 0 G-161 regarding Realized/Partially Realized MOIC and Gross IRR, when considered together with the other investment performance metrics presented, provides investors with meaningful G-14 B-224 information regarding our investment performance by removing the impact of investments where significant realization activity has not yet occurred. Realized/Partially Realized 1 61A1E0 MOIC and Gross IRR have limitations as measures of investment performance, and should not be considered in isolation. Such limitations include the fact that these measures do not B-15Old include the performance of earlier stage and other investments that do not satisfy the criteria provided above. The exclusion of such investments will have a positive impact on R-122 R-237 Realized/Partially Realized MOIC and Gross IRR in instances when the MOIC and Gross IRR in respect of such investments are less than the aggregate MOIC and Gross IRR. Our Colors0 G-217 measurements of Realized/Partially Realized MOIC and Gross IRR may not be comparable to those of other companies that use similarly titled measures. We do not present Realized/ G-16 B-157 Partially Realized performance information separately for funds that are still in the investment period because of the relatively insignificant level of realizations for funds of this type. 9 EDD99D However, to the extent such funds have had realizations, they are included in the Realized/Partially Realized performance information presented for Total Corporate Private Equity B-22 and Total Real Assets. R-162 R-147 (8) Fully Invested funds are past the expiration date of the investment period as defined in the respective limited partnership agreement. In instances where a successor fund has had 3 G-195 its first capital call, the predecessor fund is categorized as fully invested. G-14 B-197 (9) Gross Internal Rate of Return (“Gross IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on contributions, distributions and 3 unrealized value before management fees, expenses and carried interest. 93C3C5 B-18 (10) Net Internal Rate of Return (“Net IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on contributions, distributions and R-147 unrealized value after management fees, expenses and carried interest. Fund level IRRs are based on aggregate Limited Partner cash flows, and this blended return may differ from 7 R-65 that of individual Limited Partners. As a result, certain funds may generate accrued performance revenues with a blended Net IRR that is below the preferred return hurdle for that G-64 G-19 fund. 5 B-66 (11) Fund has a net accrued performance fee balance/(giveback obligation) as of the current quarter end, driven by a significant portion of the fund's asset base. 414042 B-19 (12) Fund has generated realized net performance fees/(realized giveback) in the last twelve months. R-187 (13) Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest. 5 R-88 (14) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CVP G-21 G-89 II, MENA, CCI, CSSAF I, CSABF, and CPF. 1 B-91 (15) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CP I, B-15 58595B CP II, CP III, CP IV, CEP I, CAP I, CAP II, CBPF I, CJP I, CMG, CVP I, CUSGF III, CGFSP I, CEVP I, CETP I, CETP II, CAVP I, CAVP II, CAGP III and Mexico. R-223 (16) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: 0 R-167 CAGP V and CBPF II. G-22 G-169 (17) For funds marked “NM,” IRR may be positive or negative, but is considered not meaningful because of the limited time since initial investment and early stage of capital 1 B-171 deployment. For funds marked “Neg,” IRR is negative as of reporting period end. B-23 (18) For purposes of aggregation, funds that report in foreign currency have been converted to U.S. dollars at the reporting period spot rate. A7A9AB 2 (19) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: NGP R-220 GAP and CPOCP. G-221 (20) Aggregate includes the following funds: CRP I, CRP II, CRCP I, CAREP I, CAREP II, CEREP I, CEREP II, Energy I, Energy II, Renew I, and CIP. (21) Aggregate includes CCR, CRSEF, and CER. Return is not considered meaningful, as the investment period commenced in October 2016 for CCR, December 2019 for CRSEF, and B-222 December 2017 for CER. 38 DCDDDE

R-8 G-51 R-0 B-94 G-74 08335E B-13 6 R-9 R-11 G-102 Notes, continued 8 B-112 G-92 096670 B-15 Notes on Fund Performance Tables (Pages 24-27), continued 0 R-23 (22) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: R-88 G-234 SASOF II and SASOF III. G-15 B-234 (23) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: CSP 9 EAEAEA I, CMP I, CMP II, and CASCOF. B-16 (24) Aggregate includes the following funds, as well as related co-investments, separately managed accounts (SMAs), and certain other stand-alone investments arranged by us: 5 R-208 SASOF IV. R-13 (25) Represents the original cost of investments net of investment level recallable proceeds which is adjusted to reflect recyclability of invested capital for the purpose of calculating G-232 6 the fund MOIC. G-18 B-247 (26) Fully Committed funds are past the expiration date of the commitment period as defined in the respective limited partnership agreement. D0E8F7 (27) Includes private equity and mezzanine primary fund investments, secondary fund investments and co-investments originated by the AlpInvest team, as well as real estate 0 primary fund investments, secondary fund investments and co-investments originated by the Metropolitan Real Estate team. Excluded from the performance information shown are R-14B-83 R-97 a) investments that were not originated by AlpInvest, and b) Direct Investments, which was spun off from AlpInvest in 2005, and c) LP co-investment vehicles advised by AlpInvest. As 0 G-161 of June 30, 2020, these excluded investments represent $0.4 billion of AUM at AlpInvest. G-14 B-224 (28) To exclude the impact of FX, all AlpInvest foreign currency cash flows have been converted to Euro at the reporting period spot rate. 1 61A1E0 (29) Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest. To exclude the impact of FX, all AlpInvest foreign B-15Old currency cash flows have been converted to Euro at the reporting period spot rate. R-122 R-237 (30) Gross Internal Rate of Return (“Gross IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on investment contributions, Colors0 G-217 distributions and unrealized value of the underlying investments, before management fees, expenses and carried interest at the AlpInvest/Metropolitan Real Estate level. G-16 B-157 (31) Aggregate includes Main Fund VII - Fund Investments, Main Fund VIII - Fund Investments, Main Fund IX - Fund Investments, Main Fund X - Fund Investments, Main Fund XI - Fund 9 EDD99D Investments, Main Fund IV - Mezzanine Investments, Main Fund V - Mezzanine Investments, AlpInvest CleanTech Funds and funds which are not included as part of a main fund. B-22 (32) Represents the U.S. dollar equivalent balance translated at the spot rate as of period end. R-162 R-147 3 G-195 Notes on Reconciliation for Distributable Earnings per Share (Page 29) G-14 B-197 (1) For periods prior to the Conversion on January 1, 2020, the current corporate income taxes payable on Distributable Earnings allocated to Carlyle Holdings I GP Inc. and 3 estimated current Tax Receivable Agreement payments owed have been added to the estimated current corporate, foreign, state, and local taxes and total Distributable Earnings, 93C3C5 B-18 net attributable to common stockholders has been recast accordingly. R-147 (2) Represents the implied provision for estimated corporate income taxes payable on Distributable Earnings. R-65 7 G-19 G-64 Notes on Reconciliation of GAAP to Total Segment Information (Page 30) B-66 5 Adjustments to performance revenues and principal investment income (loss) relate to (i) unrealized performance allocations net of related compensation expense and unrealized B-19 414042 principal investment income, which are excluded from the segment results, (ii) amounts earned from the Consolidated Funds, which were eliminated in the U.S. GAAP consolidation R-187 but were included in the segment results, (iii) amounts attributable to non-controlling interests in consolidated entities, which were excluded from the segment results, (iv) the 5 R-88 reclassification of NGP performance revenues, which are included in principal investment income in U.S. GAAP financial statements, (v) the reclassification of certain incentive fees G-21 G-89 from business development companies, which are included in fund management fees in the segment results, and (vi) the reclassification of tax expenses associated with certain foreign performance revenues. Adjustments to principal investment income (loss) also include the reclassification of earnings for the investments in NGP Management and its 1 B-91 B-15 58595B affiliates to the appropriate operating captions for the segment results, and the exclusion of charges associated with the investment in NGP Management and its affiliates that are R-22 excluded from the segment results. 3 0 R-167 G-22 G-169 1 B-171 B-23 A7A9AB 2 R-220 G-221 B-222 39 DCDDDE